UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09120
                                                     ---------

                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               -----------------
              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, INC.
                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               -----------------
                    (Name and address of agent for service)

                                 1-800-711-1848
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2004
                         ------------------

Date of reporting period:  MARCH 31, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

SEMI-ANNUAL REPORT                                               MARCH 31, 2004

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                                                    May 21, 2004

Dear fellow shareholders:

Its has now been about 18 months since Federal Reserve Governor Bernanke's notable speech, "Deflation: Making Sure 'It' Doesn't Happen Here." What has happened here, as well as abroad, is a year and one-half of historic credit inflation. Unfortunately, we will pay a significant price for this policy of rampant credit excess.

RECKLESS CREDIT GROWTH CREATING INFLATION

At home, massive credit and speculative excess have ushered in a return to unsound boom-time conditions. Gross domestic product has surged, along with expanding and broadening pricing pressures. Crude oil prices have risen 50% over the past 12 months to $40 a barrel, the highest level since the first Iraqi war price spike, and trucking transportation costs are set to jump by 10% this year. The Goldman Sachs Commodity Index has gained 40% this year to the highest level since 1980. Prices of a broadening array of commodities and goods are rising rapidly, including staples such as milk, cheese, and meat. Other key sectors, such as healthcare, education, insurance and housing, continue to demonstrate strong inflationary pressures.

A bubble throughout mortgage finance remains the conspicuous source of self-reinforcing inflationary excess. Total mortgage debt increased $1.0 trillion during 2003, growing 11.8% to $9.5 trillion. This was almost five times the average annual increase experienced during the first eight years of the 90's. Over the past two years, total mortgage credit has ballooned almost $1.9 trillion (25%), compared to the $1.6 trillion increase during the 8-year period 1990 to 1997. Household mortgage debt expanded by 12.7% last year. Over six years, household mortgage borrowings surged 83%. Freddie Mac recently raised its estimate of 2004 household mortgage debt growth to 12.6%, which would have debt more than doubling over the 7-year period.

Both new and existing home sales are running well ahead of last year's record pace, with strong and accelerating price gains. Buyers' panic has taken firm hold throughout California, with dire consequences for the soundness of the U.S. financial system, not to mention the unsuspecting borrowers. The median price of California single-family homes for March rose $77,150, or 22%, from one year ago, to $428,280. Statewide prices have jumped a stunning $122,440, or 40%, in just 24 months. There has been nothing comparable in global real estate finance since Tokyo 1988/89.

Today, only 21% of California households have sufficient income to afford a median-priced home, as housing inflation runs at multiples of income growth. And while not as dramatic as the Golden State, manic behavior and housing inflation are rampant all along the East Coast and in major metropolitan areas across the country. With prices surging, adjustable-rate mortgages have recently approached 50% of total application dollar volume. Alarmingly, the extreme nature of the national mortgage finance bubble is reminiscent of technology/telecom bubble excesses and distortions back in 1999.

Residential construction spending is currently running about 25% above the level from just two years ago. Strong retail sales, running about 8% above a year ago, are also being stoked by strong asset inflation. And despite double-digit growth in exports, booming consumption will again engender a current account deficit approaching $550 billion. The unprecedented two-year deficit will likely surpass $1.1 trillion. In addition, our Federal government will run a fiscal deficit approaching $500 billion, this despite the resumption of credit-induced boom-time conditions. The extreme nature of current financial and economic imbalances is unparalleled. Nonetheless, the Administration possesses no strategies or policies to deal with these current dangerous imbalances and potentially untenable future obligations.

CREDIT EXCESSES GO GLOBAL

Worse yet, conspicuous financial excess and bubble economies are no longer limited to America. A major boom has taken hold in China and throughout Asia. Truly, a veritable wall of liquidity has been unleashed, with central bank dollar purchase operations playing an instrumental role. Over the past year, Asian foreign currency reserves have ballooned in the neighborhood of $600 billion, or about 45%. The resulting unprecedented liquidity creation has fueled myriad inflationary manifestations - booms and bubbles, both financial and economic. During the past 12 months, an over-liquefied global financial environment occasioned an historic collapse in yields across the globe, fostering excesses that are now just beginning to be unwound.

The Chinese economy is dangerously awash in liquidity, with extraordinary U.S. trade receipts, foreign direct investment, "hot money" flows, and domestic lending excess combining to over-finance an historic boom. Thus far, authorities' efforts to temper growth have been unsuccessful. The Chinese financial and economic environment has turned quite complex and likely unwieldy, with both domestic and global factors at play. Policymakers - as well as global markets - are becoming understandably anxious.

The nature of the China-led regional boom reminds us of the Asian Tiger "miracle" from the mid-'90s, yet on a much grander scale. Rapid money and credit expansion have taken hold throughout the region, fueling strong growth as well as heightened pricing pressures. Food and basic commodities prices are surging throughout the region.

China, in particular, now faces serious energy shortages and transportation shortfalls, as well as various production bottlenecks and inefficiencies. Chinese authorities will now attempt to rein in inflationary forces without bursting bubbles or terminating the economic expansion. Today's wild financial excess and overheated Asian economies are classic indications of boom and bust dynamics at work, setting the stage for a potential 1997-style crisis.

Global financial markets are also showing the inevitable wear and stress commensurate with 18 months of historic runaway excess. Nonstandard terminology such as "global wildcat finance" and "markets ruled by the law of the jungle" appropriately characterize the current environment. Wild volatility has become the order of the day for international bond, equity, currency and commodity markets. The abruptness of major price vacillations has been astonishing. Rising U.S. rates, as has been typically the case, are now taking their toll on emerging bond markets that until recently had bubbled in over-liquidity. Brazilian bond yields recently surged 100 basis points in one session and over 200 basis points in a single week. As such, emerging markets once again provide an early reminder that there is a fine line between euphoria and rampant liquidity excess, on the one hand, and chagrin and liquidation on the other.

WHERE ARE WE NOW?

Global markets are these days buffeted by extraordinary uncertainty. Are more traditional strains of inflation taking root? Have debt deflation dynamics been held at bay only by extreme global central bank accommodation? Is the abundant liquidity of the past 18 months sustainable, or will it prove little more than a destabilizing "flash in the pan"? Does a global unwind and de-leveraging of speculative trades portend faltering liquidity conditions, or will the current synchronized global boom and attendant pricing pressures force central bankers to stomp on the brakes?

Well, possible outcomes are extraordinarily divergent and there are many unknowns. There are also major risks associated with the deteriorating situation in Iraq. Despite all the uncertainties, it is clear that a 1% Fed funds rate is terribly inappropriate. Indeed, our central bank is bringing new meaning to the term "behind the curve."

We made the case to shareholders six months ago that the U.S. credit bubble was in the midst of dangerous "blow-off" excess - that we were witnessing an unfolding worst-case scenario. Developments over the past two quarters lend additional support to such a negative viewpoint. Gross financial excess has become more problematic both at home and abroad. Structural distortions to real economies have become only more deeply ingrained. After all, truly the last thing our vulnerable financial system needed was another year of absolutely reckless ("blow-off") lending excess, with the attendant additional layer of non-productive debt and financial sector leveraging. The fragile global system was certainly in no need of a momentous credit and speculation-driven boom.

ASSET INFLATION IS IGNORED & ONLY THE CPI MATTERS

Yet, amazingly, the Greenspan Fed and conventional analysts remain oblivious to the ramifications of general and cumulative monetary disorder, instead taking comfort in a multi-year period of benign increases in the "core CPI." Knowledgeable analysts today go so far as to trumpet the view that the Fed has reached the "promised land" of "effective price stability." But, taking a hard look at the environment both at home and abroad, we are left with the sense that the overriding issue is the instability and vulnerability of financial and economic systems both in the U.S. and internationally.

Many argue that, having won the war against inflation, the Fed today enjoys the luxury of withdrawing the punchbowl in a measured process stretched out over a comfortably extended period. We would instead argue that removing the punch is long overdue, and that the negative consequences of cumulative monetary disorder grow exponentially at this late stage of endemic excess. There will certainly be no practical weaning away from years of imprudent accommodation. Rather, the Fed's strategy only prolongs the manic phase of the credit cycle that imparts the most deleterious effects upon both financial stability and the underlying structure of the economy. The "worst-case" only gets worse.

The Greenspan Fed's theories of central banking are seriously flawed. There is today no general price level for central bankers to manipulate. Credit excess imparts myriad effects - "inflationary manifestations" - that become increasingly uncertain, divergent and unwieldy over time. And while central bankers continue, at least for now, to hold sway over the credit and liquidity-creating process, they at the same time are losing control of how and where these forces are directed.

Most notably, asset inflation today severely distorts the nature of saving, spending, lending and speculating decisions, hence the amount and nature of investment. All impart distortions upon the structure of the real economy, while intensifying financial fragility - and these effects become more dangerous over time. Examining the current environment, we see strong confirmation of our view that credit excess distorts a market system's pricing mechanisms and, thus, resource allocation. Somehow the Federal Reserve remains oblivious to the critical economic issues of our time.

And while it proceeds unrecognized, the Fed's years of overly accommodative policies greatly affect the nature of inflationary forces. Financial systems evolve and economies evolve, as various economic agents expand and adapt to take full advantage of perceived profit opportunities. For too many years, the Fed has manipulated interest-rates, marketplace liquidity, and, thus, financial profits. In the process, it has nurtured lending, speculating and leveraging excess. Over time, the pursuit of financial profits, as opposed to true economic profits, has come to direct the greatest influence upon the real economy. And the unrestrained capacity to create credit, an unfortunate hallmark of contemporary finance, by its very nature will over time favor the perceived unlimited profit potential afforded asset-based lending. Asset bubbles are a virtual certainty, as is the cumulative nature of financial and economic distortions.

There is today, at this very late stage in the credit bubble, a dynamic that takes on particular significance. After protracted periods of credit inflation have nurtured severe cumulative disorder, financial systems and real economies become dependent upon credit and financial excess. As is the circumstance today, a system requires increasing quantities of monetary inflation, while at the same time the effects become increasingly aberrant, unwieldy and problematic. Somehow our policymakers have disregarded the long, sordid history of inflationary processes: Such processes generally function seductively well at first. Yet both the nature of the effects and the scope of the inflation turn unmanageable over time.

And the most dangerous inflationary processes have evolved over time and are generally somewhat ambiguous (or they would already have been circumvented by nervous central bankers). Today, there is a powerful "hook" that captivates and lures conventional analysts and policymakers. Prices of goods important to the calculation of the CPI have been kept at bay by years of global credit excess resulting in significant overinvestment in goods-producing capacity. Goods markets, therefore, experienced moderate (or even downside) price pressures despite rampant credit inflation and general financial excess. These cheap imports have provided the instrumental outlet for U.S. inflationary spending excess. Whereupon the resulting relatively benign consumer goods pricing environment is hailed as an historic central bank accomplishment. Meanwhile, energy and commodity prices - with quite dissimilar supply constraints compared to goods markets - bear the brunt of major inflationary pressures. Going forward, surging energy and commodity prices will spawn new distortions and evolving inflationary processes.

All the while, asset inflation has gone to extremes. Financial institutions, over time, have focused their increasingly aggressive lending efforts on perceived "safe" (inflating) collateral. Borrowers have rushed to leverage homes and securities, with borrowing costs having become a fraction of the rate of asset price inflation. And the longer central banks accommodate such dynamics, the more entrenched creditor and debtor enthusiasm ("inflationary psychology") becomes. For central bankers to fixate on a simple and narrow index of consumer prices - ignoring the complex reality of contemporary economic structures, market dynamics, and asset bubbles - is nonsensical and inappropriate.

Complicating matters for analysts and central bankers alike, the contemporary U.S. economy demonstrates unparalleled capacity to "absorb" credit and financial excess without meaningfully impacting the aggregate level of consumer prices. Indeed, the rise to prominence of the U.S. "service sector" has significantly altered the character of "output." No longer does our economy revolve around the manufacturing of countable "widgets," with Mr. Greenspan often noting that "concepts" comprise an ever larger share of economic output. Rising revenues and incomes throughout services industries - for doctors, attorneys, real estate agents, and financial professionals, for example - are more difficult to analyze for traditional inflationary pressures. Furthermore, the historic growth of technology industries - the digital and media economy - has also played an instrumental role in the economic system's anomalous capacity to absorb even massive monetary excess without demonstrating rising unit prices.

We have truly witnessed a revolution in the economy's capacity to create virtually endless supplies of many types of goods and some services. The Greenspan Fed's error has been to fixate on outmoded "productivity" measures, along with technology advancements and downward pricing pressures for many goods markets. Central bankers relaxed and, perhaps unknowingly, accommodated rampant financial excess, when seminal economic and financial developments beckoned for vigilance and caution.

THE FED MISUNDERSTANDS ASSET INFLATION & FOSTERS EVEN GREATER EXCESS

Worse yet, the Fed believes that a benign inflationary environment affords it extraordinary flexibility to respond to unfolding financial stress, economic weakness and/or faltering asset bubbles with only greater monetary accommodation. This is a truly monumental error in central banking. Adherence to fallacious doctrine has the Fed instinctively responding to imperiled booms with increasingly aggressive stimulation. Such actions only lend support to, and rejuvenate, bubble dynamics. Imprudent speculators, lenders, investors, entrepreneurs, business managers and politicians are emboldened. Dysfunctional processes are reinforced, and each bubble is followed by only larger and more intractable ones.

The past 18 months of "reflation" are but an extension of aggressive Greenspan Fed accommodations going back to 1987. Junk bond and coastal real estate bubbles thrived in the post-stock market crash "reliquefication." The Fed responded to subsequent busts, banking system impairment, and recession with aggressive early-'90s accommodation. Fed largesse at the time nurtured unprecedented leveraged speculation. The subsequent 1994/95 bond market bust and Mexican collapse compelled a major bailout that further encouraged leveraging and speculating. "Hot money" speculative finance flooded Asia, inciting a spectacular regional boom and domino bust. When the Russian collapse was immediately followed by the Long Term Capital Management meltdown, the Fed again responded with extreme accommodation. The resulting liquidity deluge fueled historic bubbles throughout technology and communications, corporate bonds and global equity markets generally.

As the scope and risk of these bubbles became increasingly obvious, the Fed then ventured so far as to signal to the marketplace that it was fully prepared to respond even more aggressively to their bursting. And, sure enough, as the bust commenced, speculative finance flooded into dollar debt securities. It was a veritable speculative stampede to profit from Greenspan's forthcoming yield collapse. Yet the flows, choosing mainly the safety and liquidity of Treasury, agency, and mortgage-related securities, were still not sufficient to ameliorate the damage inflicted upon the U.S. corporate debt market from years of ill-advised borrowings and malfeasance.

The near corporate debt collapse in 2002 - in the midst of significant Fed-induced credit inflation - must have had the Fed in a panic. And debt problems were beginning to gravitate to the consumer sector as well, while the Federal Reserve was nearing the end of its interest-rate rope. The Fed was compelled to adopt a "shock and awe" strategy of cutting rates to 1%, a 46-year low, as it trumpeted its capacity to call upon "printing presses," "helicopter money," and "unconventional measures." The Fed declared war on deflation - to this point an unknown adversary - and made it unambiguous that it was prepared to employ overwhelming force for as long as it took to prevail. The call for leveraged speculation could not have been louder or clearer, and there was an enormous captive audience.

RECENT REFLATION CREATES NEW UNSTABLE BOOM

The great "reflation" of late 2002-2004 profoundly changed the financial and economic landscape. First of all, there was the initial rush to unwind bearish trades along with hedges against system risk. The markets became quickly awash in liquidity, with near buyers' panic to place leveraged bets throughout the junk and high-yielding securities markets, both at home and abroad. The U.S. mortgage finance bubble went to egregious excess, consumption boomed, and the current account deficit ballooned. And with U.S. "reflation" in overdrive and the dollar in full retreat, the flow of speculative finance to non-dollar assets quickly accelerated from a trickle to a gushing flood. Emerging markets and economies were inundated, with investors and speculators taking aim at commodities as well. Abruptly, the period of U.S. financial assets as the vehicle of choice for the expansive global leverage speculating community ended. The U.S. credit bubble had gone global.

Powerful inflationary forces were unleashed to inflate global markets and economies. Not atypically, the initial effects from such inflationary processes were seemingly benign. Surging commodity prices rescued many economies that had been stagnant for years. It was like a miracle. And the economies that had been demonstrating strength promptly accelerated to boom-time conditions. China's growth exploded and pulled the entire region (even Japan!) and the "commodity economies" around the world along for the ride.

THE FED HAS LOST CONTROL

And as the global economy recovered and the U.S. boom was revived, it was too easy to disregard the importance of the Fed having lost control of the "reflation" process. It is worth noting that when U.S. financial assets were basically the only instruments appealing to global speculators, the Fed retained great power to manage monetary affairs to the benefit of the U.S. economy and markets. The Fed enjoyed the capacity to basically incite financial expansion and excess on demand, with the resulting inflationary consequences generally confined to rising American asset prices. Any resulting degree of inflated demand could be easily satisfied by an endless supply of cheap imports. These foreign imports were then effortlessly paid for through the issuance of U.S. securities that could be sold in massive quantities at rising prices. This process was an extraordinary anomaly - financial dreamland - but it's ending.

The liquidity and speculation floodgates have been opened up to the world and, barring global financial crisis, our credit instruments no longer enjoy a monopoly position. We now have liquefied competitors bidding for energy resources, commodities and perhaps even goods and services. There is no longer an insatiable appetite for U.S. securities, despite the past year's massive buying by Asian central banks. No longer are the dollar and U.S. bonds a one-way bet. And no longer does the Federal Reserve control the dynamics and consequences of its inflationary policies. The world of central banking has turned increasingly complex and unpredictable.

Here at home, the dysfunctional nature of the U.S. credit system has become conspicuous. The banking system, and certainly the powerful government-sponsored enterprises (GSE's) and Wall Street, are geared to lend aggressively to the booming real estate and securities markets. Financing sound investment garners minimal interest. What's more, we would argue that the vast majority of current investment is in consumption-related structures. Massive over-investment in this area will become apparent when the current asset-bubble-fueled consumption boom comes to an end. And, importantly, we continue to neglect investment in capacity for the production of tradable goods, a dilemma that will become increasingly prominent as the dollar is debased over time. The acute dollar crisis commences with the bursting of the U.S. credit bubble.

And while it garners little in the way of theoretical or practical discussion, we are convinced that there is a major unrecognized vulnerability with respect to the current bubble environment. Asset markets, predominantly housing and debt securities, have evolved to become the key source of liquidity creation fueling both the financial sector and real economy. This is an especially dangerous dynamic. As long as credit excess fuels self-reinforcing asset inflation and leveraging, there is the seductive appearance of endless liquidity (for spending, investing, and speculating). But come the inevitable bursting of asset bubbles, the credit system and its capacity to create sufficient liquidity will be placed in immediate jeopardy. Such analysis recalls unrecognized fragilities that festered during the "Roaring Twenties," rupturing spectacularly with the fateful 1929 stock market crash.

ARE GSES & FOREIGN CENTRAL BANKS "OUT OF BULLETS"?

Over the past 18 months of "reliquefication," Asian central banks and the GSEs have performed as aggressive market stabilizers. Such endeavors ameliorated the fragility associated with rampant credit, speculative, liquidity and spending excess. The GSEs' unprecedented $160 billion 3-month portfolio expansion provided the key liquidity backdrop for the U.S. credit system, with the Asian central banks' expansion providing a backdrop for huge dollar liquidity excess. The dollar's steep decline over the past two years has remained orderly only because of unprecedented foreign central bank intervention. But the benefits of such actions are ephemeral, and we don't view the scope of these intervention mechanisms as sustainable. We would expect that Asian central banks are today much more cognizant of the risks of inflation and instability associated with aggressive interventions and liquidity operations. And we would suspect that the GSEs - under the regulatory microscope, with even Alan Greenspan advising Congress to contain their growth - are no longer in a position to balloon their holdings to the extent necessary to play stabilizer for the vulnerable U.S. debt and interest-rate marketplace.

However, the Asian central bank interventions fomented overheating and myriad bubbles, including this year's last gasp mini-melt-up in U.S. debt securities. And last summer's surge in yields and near interest-rate market disruption reflected fragility.

It is with the above analysis in mind that we find the current environment especially tenuous. Treasury yields have recently spiked higher and spreads have widened significantly. Indications of heightened systemic stress have resurfaced. Yields are rising rapidly around the world, and it would appear that an unwinding of speculative positions has commenced. And while yields have not yet reached a level that would be expected to impinge growth, we take any potential de-leveraging very seriously.

The U.S. - and now global - credit bubble can be sustained only through continuous expansion. For some time, unprecedented GSEs and leveraged speculating community growth have played a most critical role in prolonging the bubble. We see today both of these key mechanisms vulnerable to the unfolding much less hospitable environment.

The thinly capitalized GSEs, with their massive mortgage holdings and reliance on derivative hedging, are these days ill-suited to a higher-rate environment. Over the long interest rate bull market, the derivatives' marketplace has expanded to unimaginable dimensions. This arena today supposedly provides a viable marketplace for insuring enormous interest rate exposures that have ballooned during years of aggressive growth by the GSEs and others. We are both skeptical and progressively nervous. With its reliance on trend-following dynamic-hedging strategies, this untested market could easily foment self-reinforcing selling, systemic de-leveraging and market dislocation.

LEVERAGED SPECULATORS & DERIVATIVES COMPOUND RISK

And for years, the leveraged speculating community has ballooned right along with the GSEs and derivatives markets. On repeated occasions of heightened systemic risk and aggressive speculator liquidations, the GSEs have operated as quasi-central banks. The capacity for the GSEs to basically raise unlimited amounts of finance, especially in even the most difficult market environments, has provided these institutions the capacity to play the powerful role of "buyer of last resort" for leveraged players. It is our view that this has played an instrumental, if not appreciated, role in emboldening the leveraged speculator community.

It is, these days, worth pondering the reality that the important "moral hazard" and liquidity issues have both a Federal Reserve and GSE component. With mortgage-backed and interest rate markets struggling in the newfound rising rate environment, we will be watching closely to gauge the GSEs' ongoing capacity to function as a key liquidity backstop. The possibility for a tumultuous de-leveraging and market dislocation rises significantly if GSE growth is in any way inhibited. And if there is any interruption in the GSEs' liquidity-creating role, our attention will then quickly turn to the mammoth derivatives marketplace. These markets are based upon a foundation of specious assumptions including liquid and continuous markets. We see such conditions holding only as long as the GSEs have the capability to aggressively buy whenever rising rates force the speculators and derivative traders to sell.

And we fully expect the unfolding environment to challenge the strategies and dynamics of the leveraged speculating community. Rising rates, along with possible GSE and derivatives market disruptions, could wreak havoc. Position sizes have grown to unparalleled levels, with thousands of players and virtually unlimited amounts of finance all playing aggressively for heady returns. It is an untenable situation that has nonetheless prevailed specifically because of Federal Reserve interest-rate manipulations, GSE liquidity operations, and mushrooming derivative trading. Moreover, funds have flowed aggressively into the hedge fund community with inflated return expectations and minimal risk appreciation. And we have similar concerns regarding the huge expansion in leveraged Wall Street and bank proprietary trading.

One could build a convincing case that the proliferation of hedge funds, proprietary trading, derivative strategies, and endemic leveraged speculation are more of a bull market phenomena than some epic financial evolution. We expect the unfolding bear market to, as they always do, expose myriad risky and ill-conceived strategies, shenanigans, frauds, and a bevy of market myths and misconceptions. We see no indication that equity market investors have much appreciation for the ramifications of the changing environment.

We, today, see extraordinary opportunities for shareholders to benefit from the resolution of the wide divergence between the marketplace's optimistic perceptions and a quite problematic reality.

PORTFOLIO TACTICS COMMENTARY

Since January, there's been a significant rise in the US dollar and a decline in the gold price. It is our view that this is a "bear market rally" for the greenback and that acute dollar problems will unfold with the piercing of credit bubble. We also are highly confident that precious metals commodity prices will rise in the economic environment we expect going forward.

Long positions in precious metals companies substantially helped the fund's performance in 2002 and 2003. However, since the end of this January, holding these stocks has adversely impacted our fund's performance. Speculators had invested heavily in reflation-trade stocks including precious metals stocks, and the trade became too crowded. Recently there has been massive selling in the sector. Thus precious metals' equities have declined substantially in price, especially smaller companies where the Prudent Bear Fund has had significant holdings. For risk control, we have dramatically reduced the percentage of total assets held in precious metals companies and they now will have a significantly reduced impact on performance.

However, we remain favorably inclined towards holding equity positions in gold and silver mining companies, and believe they represent an important part of our portfolio strategy going forward. As mentioned before, we're confident that precious metals prices should rise as the reckless credit extension environment will stimulate the monetary demand for holding gold, silver and platinum. We believe that precious metals companies can create significant value. Additionally, I remain extraordinarily confident that our team of managers and analysts can create significant "positive alpha" (outperformance from analytical expertise) within this sector.

Over the last few weeks, we have grown more confident that stock selection is starting to work again. As we discussed in last fall's shareholders' letter, we were invested heavily in index-related products to control risk as stock selection seemed to add no value. The best short ideas simply went up the most. We are now adding more exposure to short positions in specific companies which we expect will pay off in better performance.

The Prudent Bear Fund No-Load shares returned -6.95% for the six months and - 11.84% for the 12 months ended March 31, 2004. Over the same periods, the S&P 500 advanced 14.08% and 35.12% respectively, while the NASDAQ Composite returned 11.90% and 49.38%.

The Prudent Global Income Fund returned 4.99% for the six months and 13.67% for the 12 months ended March 31, 2004.

The Prudent Bear Fund no-load shares total return for the 12 months ending March 31, 2004 was -11.84%, its 3 and 5-year average annual return was 9.55% and 11.16% respectively, and its average annual return since inception (Dec. 28, 1995) was -2.29%. The Prudent Global Income total return for the 12 months ending March 31, 2004 was 13.67%, its 3 year average annual return was 16.61%, and its average annual return since inception (Feb. 2, 2000) was 8.98%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 711-1848 or visiting www.prudentbear.com.

Sincerely,

/s/David W. Tice

David W. Tice

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS. SUCH SECURITIES MAY BE DIFFICULT TO SELL WITHOUT EXPERIENCING DELAYS OR ADDITIONAL COSTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (05/04)

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
(UNAUDITED)

                                                                                    PRUDENT BEAR       PRUDENT GLOBAL
                                                                                        FUND            INCOME FUND
                                                                                    ------------       --------------
ASSETS:
   Investments, at value (cost $451,190,480 and $481,627,460, respectively)        $488,925,364        $522,081,032
   Cash                                                                                 503,241                  --
   Deposit at brokers for short sales                                                13,057,085                  --
   Receivable from broker for proceeds on securities sold short                     153,112,414                  --
   Receivable for investments sold                                                    1,847,254                  --
   Capital shares sold                                                                5,488,919           3,308,142
   Dividends receivable                                                                      --              12,708
   Interest receivable                                                                2,035,469           9,747,512
   Other assets                                                                         101,923              83,094
                                                                                   ------------        ------------
   Total Assets                                                                     665,071,669         535,232,488
                                                                                   ------------        ------------

LIABILITIES:
   Securities sold short, at value
     (Proceeds of $152,040,878 and $0, respectively)                                161,587,510                  --
   Payable for securities purchased                                                   2,838,045                  --
   Payable for futures contracts                                                        179,250                  --
   Capital shares redeemed                                                            2,332,281           2,423,626
   Payable to Adviser                                                                   507,286             533,771
   Dividends payable on short positions                                                 187,499                  --
   Dividends payable to shareholders                                                         --             990,501
   Accrued expenses and other liabilities                                               828,736             683,130
                                                                                   ------------        ------------
   Total Liabilities                                                                168,460,607           4,631,028
                                                                                   ------------        ------------
NET ASSETS                                                                         $496,611,062        $530,601,460
                                                                                   ------------        ------------
                                                                                   ------------        ------------

NET ASSETS CONSIST OF:
   Capital stock                                                                   $573,420,792        $486,676,837
   Accumulated undistributed net realized gain (loss)
     on investments sold,  securities sold short, option
     contracts expired or closed, and foreign currencies                           (103,873,126)          3,197,860
   Net unrealized appreciation (depreciation) on:
       Investments                                                                   37,734,884          40,453,572
       Foreign currencies                                                                 3,444             273,191
       Short positions                                                               (9,546,632)                 --
       Futures contracts                                                             (1,128,300)                 --
                                                                                   ------------        ------------
TOTAL NET ASSETS                                                                   $496,611,062        $530,601,460
                                                                                   ------------        ------------
                                                                                   ------------        ------------

NO LOAD SHARES:
   Net Assets                                                                      $483,615,957        $530,601,460
   Shares outstanding (250,000,000 shares of $.0001 par value authorized)            80,123,474          41,715,232
   Net Asset Value, Redemption Price and Offering Price Per Share                         $6.04              $12.72
                                                                                   ------------        ------------
                                                                                   ------------        ------------

CLASS C SHARES:
   Net Assets                                                                      $ 12,995,105
   Shares outstanding (250,000,000 shares of $.0001 par value authorized)             2,201,921
   Net Asset Value, Redemption Price and Offering Price Per Share                         $5.90
                                                                                   ------------
                                                                                   ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2004
(UNAUDITED)

                                                                                    PRUDENT BEAR       PRUDENT GLOBAL
                                                                                        FUND            INCOME FUND
                                                                                    ------------       --------------
INVESTMENT INCOME:
   Interest income                                                                 $  3,450,100         $ 6,416,246
   Dividend income on long positions (net of foreign taxes
     withheld of $14 and $20,416, respectively)                                           1,553             283,784
                                                                                   ------------         -----------
   Total investment income                                                            3,451,653           6,700,030
                                                                                   ------------         -----------

EXPENSES:
   Investment advisory fee                                                            3,249,694           2,195,017
   Administration fee                                                                   224,639             192,876
   Shareholder servicing and accounting costs                                           335,276             287,494
   Custody fees                                                                          84,020              97,720
   Federal and state registration                                                        43,350              37,928
   Professional fees                                                                     95,885              35,420
   Distribution expense -- No Load shares                                               633,950             731,672
   Distribution expense -- Class C shares                                                63,956                  --
   Reports to shareholders                                                               51,140              47,305
   Directors' fees and expenses                                                           3,028               1,464
   Insurance expense                                                                     24,557              17,187
   Other Expense                                                                         60,000                  --
                                                                                   ------------         -----------
   Total operating expenses before expense reductions, expense
     recovery by advisor and dividends on short positions                             4,869,495           3,644,083
   Expense recovery by advisor (See Note 5)                                                  --             181,187
   Expense reductions (See Note 5)                                                      (71,477)                 --
   Dividends on short positions                                                         928,918                  --
                                                                                   ------------         -----------
   Total expenses                                                                     5,726,936           3,825,270
                                                                                   ------------         -----------
NET INVESTMENT INCOME (LOSS)                                                         (2,275,283)          2,874,760
                                                                                   ------------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                                             56,150,207          13,884,419
       Short transactions                                                           (17,834,015)                 --
       Option contracts expired or closed                                           (32,417,700)                 --
       Futures contracts closed                                                     (16,251,100)                 --
       Foreign currency translation                                                           2             793,857
                                                                                   ------------         -----------
       Net realized gain (loss)                                                     (10,352,606)         14,678,276
   Change in unrealized appreciation / depreciation on:
       Investments                                                                  (18,107,413)          6,543,005
       Short positions                                                               (5,176,830)                 --
       Futures contracts                                                             (5,943,000)                 --
       Foreign currency                                                                     752            (131,332)
                                                                                   ------------         -----------
       Net unrealized gain (loss)                                                   (29,226,491)          6,411,673
                                                                                   ------------         -----------
   Net realized and unrealized gain (loss) on investments                           (39,579,097)         21,089,949
                                                                                   ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                        $(41,854,380)        $23,964,709
                                                                                   ------------         -----------
                                                                                   ------------         -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            PRUDENT BEAR FUND
                                                                                  -------------------------------------
                                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                                   MARCH 31, 2004    SEPTEMBER 30, 2003
                                                                                  ----------------   ------------------
                                                                                    (UNAUDITED)
OPERATIONS:
   Net investment loss                                                             $ (2,275,283)       $ (3,541,981)
   Net realized gain (loss) on:
       Long transactions                                                             56,150,207          19,168,644
       Short transactions                                                           (17,834,015)        (14,368,825)
       Option contracts expired or closed                                           (32,417,700)        (57,626,731)
       Futures contracts closed                                                     (16,251,100)        (18,302,901)
       Foreign currency translation                                                           2               5,338
   Change in unrealized appreciation / depreciation on:
       Investments                                                                  (18,107,413)         39,999,970
       Short positions                                                               (5,176,830)        (38,453,360)
       Futures contracts                                                             (5,943,000)          1,356,200
       Foreign currency                                                                     752                  45
                                                                                   ------------        ------------
   Net decrease in net assets
     resulting from operations                                                      (41,854,380)        (71,763,601)
                                                                                   ------------        ------------

DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                       (26,106,047)        (12,755,437)
   FROM NET REALIZED GAINS                                                                   --         (14,446,178)
                                                                                   ------------        ------------
   TOTAL DISTRIBUTIONS                                                              (26,106,047)        (27,201,615)
                                                                                   ------------        ------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                          (606,940)           (143,520)
   FROM NET REALIZED GAINS                                                                   --            (200,739)
                                                                                   ------------        ------------
   TOTAL DISTRIBUTIONS                                                                 (606,940)           (344,259)
                                                                                   ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                        319,316,793       1,082,081,772
   Shares issued to holders in reinvestment of dividends                             22,564,538          23,618,358
   Cost of shares redeemed                                                         (331,214,450)       (980,750,818)
                                                                                   ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                                 10,666,881         124,949,312
                                                                                   ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (57,900,486)         25,639,837

NET ASSETS:
   Beginning of period                                                              554,511,548         528,871,711
                                                                                   ------------        ------------
   End of period (including undistributed
     net investment income (loss) of $0,
     and $(3,523,837), respectively)                                               $496,611,062        $554,511,548
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                     See notes to the financial statements.

                                                                                       PRUDENT GLOBAL INCOME FUND
                                                                                  -------------------------------------
                                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                                   MARCH 31, 2004    SEPTEMBER 30, 2003
                                                                                  ----------------   ------------------
                                                                                    (UNAUDITED)
OPERATIONS:
   Net investment income                                                           $  2,874,760        $  2,008,004
   Net realized gain on:
       Long transactions                                                             13,884,419           7,483,024
       Foreign currency translation                                                     793,857              66,754
   Change in unrealized appreciation / depreciation on:
       Investments                                                                    6,543,005          28,463,039
       Foreign currency                                                                (131,332)            318,228
                                                                                   ------------        ------------
   Net increase in net assets
     resulting from operations                                                       23,964,709          38,339,049
                                                                                   ------------        ------------

DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                       (14,621,036)         (7,478,055)
   FROM NET REALIZED GAINS                                                           (2,103,333)         (2,187,334)
                                                                                   ------------        ------------
   TOTAL DISTRIBUTIONS                                                              (16,724,369)         (9,665,389)
                                                                                   ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                        368,764,486         811,551,274
   Shares issued to holders in reinvestment of dividends                             15,412,403           9,017,796
   Cost of shares redeemed                                                         (340,919,819)       (495,329,899)
                                                                                   ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                                 43,257,070         325,239,171
                                                                                   ------------        ------------
TOTAL INCREASE IN NET ASSETS                                                         50,497,410         353,912,831

NET ASSETS:
   Beginning of period                                                              480,104,050         126,191,219
                                                                                   ------------        ------------
   End of period (including undistributed
     net investment income of $0, and
     $275,043, respectively)                                                       $530,601,460        $480,104,050
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                 NO LOAD SHARES
                                                 -------------------------------------------------------------------------------
                                                  SIX MONTHS      YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ENDED         ENDED         ENDED        ENDED         ENDED         ENDED
                                                  MARCH 31,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                     2004         2003          2002          2001          2000         1999
                                                 -----------    ---------     ---------    ---------     ---------     ---------
                                                 (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period              $6.84        $8.31         $6.31         $3.93         $4.51        $7.34
                                                     -----        -----         -----         -----         -----        -----

Income from investment operations:
   Net investment income (loss)(1)<F1>(2)<F2>        (0.03)       (0.05)         0.06          0.17          0.18         0.19
   Net realized and unrealized
     gains (losses) on investments                   (0.44)       (0.96)         2.08          2.44         (0.62)       (2.82)
                                                     -----        -----         -----         -----         -----        -----
   Total from investment operations                  (0.47)       (1.01)         2.14          2.61         (0.44)       (2.63)
                                                     -----        -----         -----         -----         -----        -----

Less Distributions:
   Dividends from net investment income              (0.33)       (0.22)        (0.14)        (0.23)        (0.14)       (0.20)
   Distributions from net realized gains                --        (0.24)           --            --            --           --
                                                     -----        -----         -----         -----         -----        -----
Total distributions                                  (0.33)       (0.46)        (0.14)        (0.23)        (0.14)       (0.20)
                                                     -----        -----         -----         -----         -----        -----
Net asset value, end of period                       $6.04        $6.84         $8.31         $6.31         $3.93        $4.51
                                                     -----        -----         -----         -----         -----        -----
                                                     -----        -----         -----         -----         -----        -----

Total return                                         (6.95)%(6)  (12.58)%       35.47%        68.78%        (9.55)%     (36.17)%
                                                            <F6>

Supplemental data and ratios:
   Net assets, end of period (000's)              $483,616     $541,452      $521,030      $183,797      $153,336     $220,462
   Ratio of net operating expenses
     to average net assets                            1.82%(3)(5)  1.83%(3)      1.84%(3)      1.97%         1.83%(3)     1.97%
                                                          <F3><F5>      <F3>          <F3>                        <F3>
   Ratio of dividends on short positions
     to average net assets                            0.36%(5)     0.44%         0.40%         0.33%         0.28%        0.28%
                                                           <F5>
   Ratio of total expenses
     to average net assets                            2.18%(3)     2.27%         2.24%         2.30%         2.11%        2.25%
                                                           <F3>
   Ratio of net investment income (loss)
     to average net assets                           (0.86)%(5)   (0.71)%        0.93%         3.68%         4.48%        4.09%
                                                            <F5>
   Portfolio turnover rate(4)<F4>                    56.45%      178.38%       266.15%       386.40%       417.53%      536.56%

(1)<F1> Net investment income (loss) per share before dividends on short positions for the six months ended March 31, 2004 and the periods ended September 30, 2003, September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $(0.02), $(0.02), $0.08, $0.19,
        $0.19 and $0.21, respectively.
(2)<F2> Net investment income (loss) per share represents net investment income
        (loss) divided by the average shares outstanding throughout the period.
(3)<F3> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the six months ended March 31, 2004 and the periods ended September 30, 2003, September 30, 2002 and September 30, 2000 were 0.03%, 0.03%, 0.05% and 0.10%, respectively.
(4)<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)<F5> Annualized.
(6)<F6> Not Annualized.

                     See notes to the financial statements.

Selected per share data is based on a share outstanding throughout each period.

                                                                                   CLASS C SHARES
                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS     YEAR         YEAR        YEAR         YEAR    FEB. 8, 1999(1)<F7>
                                                    ENDED        ENDED       ENDED        ENDED       ENDED          THROUGH
                                                  MARCH 31,    SEPT. 30,   SEPT. 30,    SEPT. 30,   SEPT. 30,       SEPT. 30,
                                                     2004        2003         2002        2001         2000            1999
                                                 -----------   ---------   ---------    ---------   ---------  -------------------
                                                 (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period              $6.68       $8.14        $6.23       $3.88        $4.49           $4.78
                                                     -----       -----        -----       -----        -----           -----

Income from investment operations:
   Net investment income (loss)(2)<F8>(3)<F9>        (0.05)      (0.10)        0.01        0.14         0.15            0.09
   Net realized and unrealized
     gains (losses) on investments                   (0.43)      (0.94)        2.03        2.40        (0.62)          (0.38)
                                                     -----       -----        -----       -----        -----           -----
Total from investment operations                     (0.48)      (1.04)        2.04        2.54        (0.47)          (0.29)
                                                     -----       -----        -----       -----        -----           -----

Less Distributions:
   Dividends from net
     investment income                               (0.30)      (0.18)       (0.13)      (0.19)       (0.14)             --
   Distribution from net realized gains                 --       (0.24)          --          --           --              --
                                                     -----       -----        -----       -----        -----           -----
   Total distributions                               (0.30)      (0.42)       (0.13)      (0.19)       (0.14)             --
                                                     -----       -----        -----       -----        -----           -----
Net asset value, end of period                       $5.90       $6.68        $8.14       $6.23        $3.88           $4.49
                                                     -----       -----        -----       -----        -----           -----
                                                     -----       -----        -----       -----        -----           -----

Total return                                         (7.38)%(4) (13.21)%      34.18%      67.41%      (10.33)%         (6.07)%(4)
                                                           <F10>                                                             <F10>

Supplemental data and ratios:
   Net assets, end of period (000's)               $12,995     $13,059       $7,842      $1,409         $868            $207
   Ratio of net operating expenses
     to average net assets                            2.57%(5)(6) 2.58%(5)     2.59%(5)    2.72%        2.58%(5)        2.74%(6)
                                                         <F11><F12>   <F11>        <F11>                    <F11>           <F12>
   Ratio of dividends on short positions
     to average net assets                            0.36%(6)    0.44%        0.40%       0.33%        0.28%           0.32%(6)
                                                          <F12>                                                             <F12>
   Ratio of total expenses
     to average net assets                            2.93%(5)    3.02%(5)     2.99%(5)    3.05%        2.86%(5)        3.06%
                                                          <F11>       <F11>        <F11>                    <F11>
   Ratio of net investment income (loss)
     to average net assets                           (1.61)%(6)  (1.46)%       0.18%       2.93%        3.73%           3.25%(6)
                                                           <F12>                                                            <F12>
   Portfolio turnover rate(7)<F13>                   56.45%     178.38%      266.15%     386.40%      417.53%         536.56%

 (1)<F7>  Commencement of operations.
 (2)<F8> Net investment income (loss) per share before dividends on short positions for the six months ended March 31, 2004 and the periods ended September 30, 2003, September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $(0.04), $(0.07), $0.04,
          $0.16, $0.15 and $0.09, respectively.
 (3)<F9> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)<F10>  Not annualized.
(5)<F11> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the six months ended March 31, 2004 and the periods ended September 30, 2003, September 30, 2002 and September 30, 2000 were 0.03%, 0.03%, 0.05% and 0.10%, respectively.
(6)<F12>  Annualized.
(7)<F13> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                  SIX MONTHS        YEAR           YEAR           YEAR        FEB. 2, 2000(1)<F14>
                                                    ENDED          ENDED          ENDED          ENDED              THROUGH
                                                  MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,           SEPT. 30,
                                                     2004           2003           2002           2001                2000
                                                 -----------     ---------      ---------      ---------      --------------------
                                                 (UNAUDITED)
Per Share Data:
Net asset value, beginning of period                $12.49         $11.15         $ 9.31         $ 9.19              $10.00
                                                    ------         ------         ------         ------              ------

Income from investment operations:
   Net investment income                              0.07(2)        0.11(2)        0.14(2)        0.20(3)             0.24(3)
                                                         <F15>          <F15>          <F15>          <F16>               <F16>
   Net realized and unrealized
     gains (losses) on investments                    0.55           1.65           1.94           0.03               (0.90)
                                                    ------         ------         ------         ------              ------
   Total from investment operations                   0.62           1.76           2.08           0.23               (0.66)
                                                    ------         ------         ------         ------              ------

Less distributions:
   Dividends from net investment income              (0.35)         (0.28)         (0.23)         (0.11)              (0.15)
   Distributions from net realized gains             (0.04)         (0.14)         (0.01)            --                  --
                                                    ------         ------         ------         ------              ------
   Total distributions                               (0.39)         (0.42)         (0.24)         (0.11)              (0.15)
                                                    ------         ------         ------         ------              ------
Net asset value, end of period                      $12.72         $12.49         $11.15         $ 9.31              $ 9.19
                                                    ------         ------         ------         ------              ------
                                                    ------         ------         ------         ------              ------
Total return                                          4.99%(4)      16.03%         22.54%          2.54%              (6.60)%(4)
                                                          <F17>                                                             <F17>

Supplemental data and ratios:
   Net assets, end of period (000's)              $530,601       $480,104       $126,191        $24,333              $1,422
Ratio of net operating expenses
     to average net assets                            1.31%(5)       1.34%          1.50%(6)(7)    1.50%(6)            1.80%(5)(6)
                                                          <F18>                        <F19><F20>      <F19>              <F18><F19>
Ratio of net investment income
     to average net assets                            0.98%(5)       0.69%          1.34%          2.26%               3.77%(5)
                                                          <F18>                                                            <F18>
Portfolio turnover rate                              48.05%        117.35%         81.58%        133.50%             180.29%

(1)<F14>  Commencement of operations.
(2)<F15> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F16> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F17>  Not annualized.
(5)<F18>  Annualized.
(6)<F19> Without expense reimbursements of $30,867, $150,320 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 2.87%, and 25.91%, respectively.
(7)<F20> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
(UNAUDITED)

   SHARES                                                                                                                 VALUE
   ------                                                                                                                 -----
               COMMON STOCKS -- 23.9%*<F21>

               BASIC MATERIALS -- 20.9%*<F21>
    890,000    Abacus Mining & Exploration Corporation
                 (Acquired 3/30/2004, Cost $304,656)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                             $    310,831
    230,000    Almaden Minerals Ltd. (Acquired 4/02/2002, Cost $61,850)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>               357,010
    800,000    Altius Minerals Corporation**<F22>(3)<F26>(6)<F29>                                                        2,130,493
  1,157,000    Altius Minerals Corporation
                 (Acquired 7/14/2003, Cost $1,373,911)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                      2,619,041
    917,100    Aquiline Resources, Inc.**<F22>(3)<F26>(6)<F29>                                                             907,156
    769,231    Aquiline Resources, Inc.
                 (Acquired 9/03/2003, Cost $354,886)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                          646,757
    200,000    Ashanti Goldfields Company Ltd.
                 (Acquired 9/09/2003, Cost $1,042,281)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                              2,067,200
    120,000    Athlone Resources Ltd.**<F22>(3)<F26>                                                                        91,307
  1,140,900    Bolivar Gold Corp.**<F22>(3)<F26>                                                                         1,649,389
  2,718,550    Candente Resource Corp.
                 (Acquired 1/26/2004 & 2/04/2004, Cost $291,031)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>            1,807,885
    370,000    Candente Resource Corp.
                 (Acquired 2/10/2003, Cost $52,700)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                           246,057
    405,000    Candente Resource Corp.
                 (Acquired 5/16/2002 & 8/05/2003, Cost $103,850)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>              240,982
  1,117,700    Capstone Gold Corp.**<F22>(3)<F26>(6)<F29>                                                                  635,709
  1,533,333    Capstone Gold Corp. (Acquired 1/26/2004, Cost $877,085)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>        793,355
  1,855,600    Cardero Resource Corp.**<F22>(3)<F26>(6)<F29>                                                             5,647,632
  1,500,000    Cardero Resource Corp.
                 (Acquired 12/27/2002, Cost $1,250,565)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                     3,880,540
    500,000    Claude Resources, Inc. (Acquired 1/31/2003, Cost $490,615)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>             591,782
    339,000    Committee Bay Resources Ltd.**<F22>(3)<F26>                                                                 567,472
  1,500,000    Cusac Gold Mines Limited (Acquired 10/24/2002, Cost $317,970)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>          349,249
  1,375,500    European Minerals Corporation**<F22>(3)<F26>(4)<F27>                                                      1,444,275
         33    Exploration Capital Partners, LP (Acquired 10/14/1998, Cost $660,000)**<F22>(4)<F27>r<F23>                4,420,733
          5    Exploration Capital Partners, LP
                 (Acquired 12/20/2000, Cost $100,007)**<F22>(4)<F27>r<F23>                                                 600,680
    336,600    Fortune Minerals Limited**<F22>(3)<F26>                                                                     809,325
    857,143    Franklin Lake Resources Inc.
                 (Acquired 11/04/2002, Cost $291,429)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>                                  87,429
    909,091    Fronteer Development Group Inc.
                 (Acquired 3/30/2004, Cost $756,490)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                                  558,563
    332,500    Frontier Pacific Mining Corporation**<F22>(3)<F26>                                                          118,908
  1,000,000    Gateway Gold Corp. (Acquired 9/05/2003, Cost $720,800)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>       1,694,503
    300,000    Gateway Gold Corp. (Acquired 3/04/2004, Cost $618,568)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>         508,351
    649,900    Geologix Explorations Inc.**<F22>(3)<F26>                                                                   949,445
      5,994    Glamis Gold Ltd.**<F22>(3)<F26>                                                                             107,952
    256,853    Golden Cycle Gold Corporation**<F22>(4)<F27>(6)<F29>                                                   $  4,366,501
    169,888    Golden Goliath Resources Ltd.**<F22>(3)<F26>                                                                 47,182
  3,200,000    Golden Phoenix Minerals, Inc.
                 (Acquired 3/01/2002 & 3/19/2003, Cost $320,000)**<F22>(2)<F25>(4)<F27>r<F23>                            1,006,400
    250,000    Golden Star Resources Ltd.
                 (Acquired 11/16/2003, Cost $177,500)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                               1,519,375
    250,000    Golden Star Resources Ltd.
                 (Acquired 11/16/2003, Cost $377,500)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                               1,519,375
  1,464,000    Great Basin Gold Ltd.**<F22>(3)<F26>                                                                      3,133,816
     49,000    IMA Exploration Inc.**<F22>(3)<F26>(6)<F29>                                                                 116,698
    500,000    IMA Exploration Inc.
                 (Acquired 3/10/2003, Cost $164,750)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                        1,012,174
    318,500    IMA Exploration Inc.
                 (Acquired 3/10/2003, Cost $104,946)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                          644,755
    222,222    IMA Exploration Inc. (Acquired 5/23/2002, Cost $61,473)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>        449,855
    531,915    IMA Exploration Inc. (Acquired 9/23/2002, Cost $153,371)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>     1,076,781
  1,300,000    International KRL Resources Corp.
                 (Acquired 10/08/2002, Cost $116,490)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                         176,565
  5,500,000    Jubilee Platinum plc**<F22>(3)<F26>(6)<F29>                                                               3,000,107
    941,000    Kenor ASA**<F22>(3)<F26>                                                                                    733,245
    921,200    Kirkland Lake Gold Inc.**<F22>(3)<F26>                                                                    3,315,409
     75,000    Kirkland Lake Gold Inc. (Acquired 12/13/2003, Cost $90,123)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>            229,437
    192,308    Kirkland Lake Gold Inc. (Acquired 8/08/2003, Cost $358,408)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>            588,301
  2,000,000    Mag Silver Corporation (Acquired 4/15/2003, Cost $677,191)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>   2,781,054
  2,142,857    Manhattan Minerals Corporation**<F22>(3)<F26>(6)<F29>                                                       456,534
    600,000    Maximus Ventures Ltd. (Acquired 3/04/2003, Cost $153,088)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>      106,738
     52,574    MCM Custom Milling Corporation (Acquired 12/1997 -- 4/1998, Cost $0)(4)<F27> r<F23>                              53
    550,500    Metallic Ventures Gold Inc.**<F22>(3)<F26>                                                                2,534,164
  1,000,000    Metallica Resources, Inc.**<F22>(3)<F26>                                                                  2,062,012
  1,900,000    Metallica Resources, Inc.
                 (Acquired 3/11/2003, Cost $1,908,205)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                              3,330,150
    258,100    Metalline Mining Co. Inc.**<F22>(6)<F29>                                                                    787,205
     66,667    Metalline Mining Co. Inc. (Acquired 10/08/2002, Cost $99,778)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>          181,334
    501,700    Northern Lion Gold Corp.**<F22>(3)<F26>(6)<F29>                                                             549,704
  1,600,000    Northern Lion Gold Corp.
                 (Acquired 4/28/2003, Cost $268,800)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                        1,490,127
    436,450    Northern Orion Resources Inc.**<F22>(3)<F26>                                                              1,374,855
    727,000    Odyssey Resources Limited**<F22>(3)<F26>(6)<F29>                                                            132,760
  2,750,000    Odyssey Resources Limited
                 (Acquired 12/24/2003, Cost $613,265)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                         426,859
    181,750    Orezone Resources Inc.**<F22>(3)<F26>(6)<F29>                                                               164,567
  3,750,000    Orezone Resources Inc. (Acquired 7/19/2002, Cost $490,500)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>   2,886,152
    800,000    Orezone Resources Inc. (Acquired 2/27/2003, Cost $207,040)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>     615,712
  1,350,000    Osisko Exploration Ltd.**<F22>(3)<F26>(6)<F29>                                                              362,089
  1,857,143    Palladon Ventures Ltd. (Acquired 2/27/2004, Cost $983,394)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>     984,918
        500    PilaGold Inc.**<F22>(3)<F26>                                                                                    194
  1,000,000    Pillar Resources Inc. (Acquired 2/18/2003, Cost $320,797)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>      329,846
    447,500    Platinum Group Metals Ltd.**<F22>(3)<F26>(6)<F29>                                                           476,698
    937,500    Platinum Group Metals Ltd.
                 (Acquired 12/23/2002, Cost $295,313)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                         848,868
  1,500,000    Radius Explorations Ltd.
                 (Acquired 1/06/2003 & 1/16/2004, Cost $526,639)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                    1,280,578
  3,442,000    Riddarhyttan Resources AB**<F22>(3)<F26>                                                                  2,875,446
    220,000    Rimfire Minerals Corporation**<F22>(3)<F26>(6)<F29>                                                         199,201
  1,000,000    Rimfire Minerals Corporation
                 (Acquired 4/15/2002, Cost $244,120)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                          769,640
  1,250,000    Ross River Minerals Inc.
                 (Acquired 5/21/2002 and 11/29/2003, Cost $317,519)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>           727,601
  1,452,000    Sabina Resources Limited**<F22>(3)<F26>(6)<F29>                                                           1,502,545
    750,000    Sabina Resources Limited
                 (Acquired 11/05/2003, Cost $283,050)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                         659,692
  2,908,000    SAMEX Mining Corp.**<F22>(3)<F26>(6)<F29>                                                                 2,854,343
    244,267    St. Jude Resources Ltd.**<F22>(3)<F26>(6)<F29>                                                              353,135
    706,100    Sunridge Gold Corp.**<F22>(3)<F26>(6)<F29>                                                                1,310,926
    666,667    Sunridge Gold Corp. (Acquired 9/12/2003, Cost $476,076)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>      1,052,058
    460,000    Tyhee Development Corp.
                 (Acquired 1/30/2003, Cost $96,600)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                           172,555
  1,700,000    Vedron Gold Inc. (Acquired 2/23/2004, Cost $640,256)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                   533,316
    775,300    Wolfden Resources Inc.**<F22>(3)<F26>                                                                     3,303,542
    835,000    Xenolix Technologies, Inc.**<F22>(4)<F27>(6)<F29>                                                           125,250
  1,000,000    Xenolix Technologies, Inc. (Acquired 3/07/2000, Cost $749,600)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>         142,500
  1,000,000    Xenolix Technologies, Inc. (Acquired 3/30/2001, Cost $499,200)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>         127,500
    400,000    Xenolix Technologies, Inc. (Acquired 2/04/2002, Cost $98,000)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>           51,000
    466,667    Yamana Gold Inc. (Acquired 7/31/2003, Cost $402,800)**<F22>(2)<F25>(3)<F26>(4)<F27>r<F23>                 1,328,008
                                                                                                                      ------------
                                                                                                                       102,027,417
                                                                                                                      ------------

               CHEMICALS -- 0.0%*<F21>
     89,250    Pioneer Companies, Inc.**<F22>                                                                                    9
                                                                                                                      ------------

               HEALTH CARE -- 2.2%*<F21>
  1,250,000    ADVENTRX Pharmaceuticals Inc.
                 (Acquired 2/07/2003, Cost $496,250)**<F22>(2)<F25>(4)<F27>r<F23>                                        2,231,250
    245,169    Avigen, Inc.**<F22>                                                                                       1,340,829
    635,367    Cardima, Inc. (Acquired 8/05/2002, Cost $455,558)**<F22>(2)<F25>(4)<F27>r<F23>                              491,456
     22,050    Generex Biotechnology Corporation**<F22>                                                                     30,429
    200,000    Genitope Corporation                                                                                      2,300,000
    290,780    InSite Vision Incorporated**<F22>                                                                           238,440
    143,712    InSite Vision Incorporated (Acquired 4/28/2000, Cost $599,947)**<F22>(2)<F25>(4)<F27>r<F23>                 111,952
    374,241    IRIDEX Corporation(6)<F29>**<F22>                                                                         2,990,186
    250,000    Pro-Pharmaceuticals, Inc.**<F22>                                                                          1,067,500
                                                                                                                      ------------
                                                                                                                        10,802,042
                                                                                                                      ------------

               MACHINERY -- 0.3%*<F21>
    359,600    Lancer Corporation**<F22>                                                                                 1,258,600
                                                                                                                      ------------

               OIL AND GAS -- 0.0%*<F21>
          1    Viking Energy Royalty Trust(3)<F26>                                                                               4
                                                                                                                      ------------

               PIPING SYSTEMS -- 0.2%*<F21>
     80,000    The Shaw Group Inc.**<F22>(1)<F24>                                                                          867,200
                                                                                                                      ------------

               POLLUTION CONTROL -- 0.2%*<F21>
  1,686,500    KleenAir Systems, Inc.**<F22>(4)<F27>(6)<F29>                                                               556,545
  1,000,000    KleenAir Systems, Inc. (Acquired 7/19/2002, Cost $500,000)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>             263,500
    454,545    KleenAir Systems, Inc. (Acquired 10/09/2002, Cost $250,000)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>            119,773
    666,300    Sonic Environmental Solutions Inc.**<F22>(3)<F26>(6)<F29>                                                 1,166,057
    450,000    Sonic Environmental Solutions Inc.
                 (Acquired 10/31/2003, Cost $617,220)**<F22>(2)<F25>(3)<F26>(4)<F27>(6)<F29>r<F23>                         669,393
                                                                                                                      ------------
                                                                                                                         2,775,268
                                                                                                                      ------------

               RESTAURANTS -- 0.0%*<F21>
          6    Restaurant Brands New Zealand Limited(3)<F26>                                                                     5
                                                                                                                      ------------

               TECHNOLOGY -- 0.1%*<F21>
    104,200    Aura Systems, Inc.**<F22>(4)<F27>(6)<F29>                                                                     6,252
 12,500,000    Aura Systems, Inc. (Acquired 5/02/2002, Cost $2,500,000)**<F22>(2)<F25>(4)<F27>(6)<F29>r<F23>               627,500
                                                                                                                      ------------
                                                                                                                           633,752
                                                                                                                      ------------

               TEXTILE -- 0.0%*<F21>
    310,500    Cone Mills Corporation**<F22>                                                                                 3,415
                                                                                                                      ------------
               TOTAL COMMON STOCKS (Cost $72,646,750)                                                                  118,367,711
                                                                                                                      ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               PUT OPTIONS PURCHASED -- 2.5%*<F21>
               Action Performance Companies, Inc.:
         90      Expiration April 2004, Exercise Price $22.50                                                               64,800
               Advanced Micro Devices, Inc.:
        600      Expiration July 2004, Exercise Price $14.00                                                                43,500
               Albertson's, Inc.:
        400      Expiration June 2004, Exercise Price $22.50                                                                64,000
               American Standard Companies Inc.:
        200      Expiration April 2004, Exercise Price $90.00                                                                2,500
               The AMEX Gold BUGS Index:
        350      Expiration April 2004, Exercise Price $210.00                                                              30,625
        550      Expiration September 2004, Exercise Price $205.00                                                         687,500
               AnnTaylor Stores Corporation:
        150      Expiration June 2004, Exercise Price $30.00                                                                 1,875
        200      Expiration June 2004, Exercise Price $35.00                                                                10,000
               Applebee's International, Inc.:
        100      Expiration August 2004, Exercise Price $40.00                                                              19,250
               Applied Materials, Inc.:
        600      Expiration April 2004, Exercise Price $20.00                                                               12,000
               Archer-Daniels-Midland Company:
        500      Expiration June 2004, Exercise Price $17.50                                                                56,250
               ArvinMeritor, Inc.:
        150      Expiration May 2004, Exercise Price $22.50                                                                 45,000
               Autoliv, Inc.:
        100      Expiration July 2004, Exercise Price $45.00                                                                53,500
        100      Expiration October 2004, Exercise Price $40.00                                                             32,000
               AutoNation, Inc.:
        400      Expiration April 2004, Exercise Price $17.50                                                               24,000
               The Bank of New York Company, Inc.:
        300      Expiration April 2004, Exercise Price $30.00                                                                6,750
               Bausch & Lomb Incorporated:
        200      Expiration April 2004, Exercise Price $45.00                                                                2,500
        100      Expiration July 2004, Exercise Price $50.00                                                                 3,250
        150      Expiration July 2004, Exercise Price $55.00                                                                17,625
               The Black & Decker Corporation:
        150      Expiration August 2004, Exercise Price $50.00                                                              13,125
               BorgWarner, Inc.:
        100      Expiration April 2004, Exercise Price $75.00                                                                1,250
         71      Expiration July 2004, Exercise Price $90.00                                                                55,025
               Bowater Incorporated:
        150      Expiration June 2004, Exercise Price $45.00                                                                55,500
               Capital One Financial Corporation:
        100      Expiration June 2004, Exercise Price $70.00                                                                25,250
               CarMax, Inc.:
        200      Expiration April 2004, Exercise Price $30.00                                                               29,000
               Caterpillar Inc.:
        100      Expiration August 2004, Exercise Price $75.00                                                              35,500
               Cendant Corporation:
        250      Expiration August 2004, Exercise Price $22.50                                                              23,125
               CenturyTel, Inc.:
        250      Expiration October 2004, Exercise Price $30.00                                                             95,000
               Check Point Software Technologies Ltd.:
        600      Expiration April 2004, Exercise Price $20.00                                                                4,500
               CheckFree Corp.:
        400      Expiration May 2004, Exercise Price $30.00                                                                 88,000
               Coach, Inc.:
        100      Expiration August 2004, Exercise Price $35.00                                                              13,000
               Convergys Corporation:
      1,000      Expiration April 2004, Exercise Price $15.00                                                               37,500
               Countrywide Financial Corporation:
        266      Expiration April 2004, Exercise Price $63.75                                                                  665
        100      Expiration April 2004, Exercise Price $85.00                                                                4,000
               Cree, Inc.:
        400      Expiration September 2004, Exercise Price $20.00                                                           81,000
               Cypress Semiconductor Corporation:
        300      Expiration June 2004, Exercise Price $20.00                                                                39,750
               DeVry, Inc.:
         60      Expiration August 2004, Exercise Price $25.00                                                               5,850
               Eli Lilly and Company:
        150      Expiration April 2004, Exercise Price $60.00                                                                2,625
        300      Expiration April 2004, Exercise Price $65.00                                                               21,750
        150      Expiration July 2004, Exercise Price $70.00                                                                85,500
               Equifax Inc.:
        300      Expiration July 2004, Exercise Price $25.00                                                                26,250
               Ethan Allen Interiors Inc.:
        350      Expiration August 2004, Exercise Price $40.00                                                              76,125
               Fannie Mae:
        200      Expiration September 2004, Exercise Price $70.00                                                           80,000
               Federated Department Stores, Inc.:
        150      Expiration August 2004, Exercise Price $45.00                                                              14,625
               Financial Select Sector SPDR Fund:
        637      Expiration September 2004, Exercise Price $27.00                                                           50,960
               Ford Motor Company:
        400      Expiration June 2004, Exercise Price $15.00                                                                71,000
               Fortune Brands, Inc.:
        100      Expiration September 2004, Exercise Price $70.00                                                           18,250
               Freddie Mac:
        600      Expiration April 2004, Exercise Price $50.00                                                                4,500
               Freeport-McMoRan Copper & Gold, Inc. - Class B:
      1,000      Expiration May 2004, Exercise Price $35.00                                                                 85,000
               Garmin Ltd.:
         50      Expiration April 2004, Exercise Price $45.00                                                               14,250
               General Motors Corporation:
        200      Expiration June 2004, Exercise Price $45.00                                                                32,500
        100      Expiration June 2004, Exercise Price $50.00                                                                43,000
               The Gillette Company:
        150      Expiration September 2004, Exercise Price $35.00                                                           12,750
               The Goldman Sachs Group, Inc.:
        200      Expiration April 2004, Exercise Price $85.00                                                                1,000
               Hasbro, Inc.:
        200      Expiration April 2004, Exercise Price $20.00                                                                3,000
               The Home Depot, Inc.:
        200      Expiration May 2004, Exercise Price $35.00                                                                  9,000
               Hutchinson Technology Incorporated:
        200      Expiration August 2004, Exercise Price $25.00                                                              39,500
               Illinois Tool Works Inc.:
        100      Expiration September 2004, Exercise Price $75.00                                                           26,750
               Integrated Circuit Systems, Inc.:
        400      Expiration April 2004, Exercise Price $25.00                                                               34,000
               J.P. Morgan Chase & Co.:
        400      Expiration September 2004, Exercise Price $40.00                                                           79,000
               KB HOME:
        350      Expiration April 2004, Exercise Price $65.00                                                                2,625
               KLA-Tencor Corporation:
        300      Expiration September 2004, Exercise Price $47.50                                                          121,500
               Lamar Advertising Company:
        250      Expiration July 2004, Exercise Price $35.00                                                                16,250
        100      Expiration July 2004, Exercise Price $40.00                                                                21,750
               Lear Corporation:
        100      Expiration June 2004, Exercise Price $60.00                                                                22,500
               Lehman Brothers Holdings Inc.:
        300      Expiration April 2004, Exercise Price $60.00                                                                  750
        400      Expiration July 2004, Exercise Price $80.00                                                               148,000
               Lennar Corporation - Class A:
        100      Expiration May 2004, Exercise Price $45.00                                                                  5,500
               The Men's Wearhouse, Inc.:
        300      Expiration May 2004, Exercise Price $25.00                                                                 27,750
               Mercury Interactive Corporation:
        550      Expiration July 2004, Exercise Price $45.00                                                               211,750
               Merrill Lynch & Co., Inc.:
        200      Expiration April 2004, Exercise Price $50.00                                                                1,500
        200      Expiration July 2004, Exercise Price $60.00                                                                72,000
               Micron Technology, Inc.:
        700      Expiration April 2004, Exercise Price $16.00                                                               19,250
               Mohawk Industries, Inc.:
        100      Expiration August 2004, Exercise Price $80.00                                                              39,000
               Monster Worldwide Inc.:
        400      Expiration September 2004, Exercise Price $22.50                                                           73,000
               Nasdaq -- 100 Index Tracking Stock:
      1,000      Expiration May 2004, Exercise Price $35.00                                                                 90,000
      1,000      Expiration September 2004, Exercise Price $35.00                                                          207,500
               National Semiconductor Corporation:
        400      Expiration May 2004, Exercise Price $35.00                                                                 16,000
               Navistar International Corporation:
        100      Expiration October 2004, Exercise Price $45.00                                                             45,500
               Network Appliance, Inc.:
        300      Expiration June 2004, Exercise Price $20.00                                                                36,000
               Nextel Communications, Inc. - Class A:
        500      Expiration August 2004, Exercise Price $25.00                                                             120,000
               Nokia Oyj - ADR:
        400      Expiration April 2004, Exercise Price $17.50                                                                4,000
      1,000      Expiration July 2004, Exercise Price $17.50                                                                47,500
               Nordstrom, Inc.:
        100      Expiration April 2004, Exercise Price $25.00                                                                  750
        239      Expiration July 2004, Exercise Price $35.00                                                                23,900
               ON Semiconductor Corporation:
        500      Expiration July 2004, Exercise Price $10.00                                                               132,500
               The Philadelphia Semiconductor Index:
        100      Expiration June 2004, Exercise Price $470.00                                                              224,000
               Pixar:
        300      Expiration October 2004, Exercise Price $60.00                                                            102,000
               PMC-Sierra, Inc.:
        500      Expiration August 2004, Exercise Price $17.50                                                             136,250
               Polaris Industries Inc.:
        100      Expiration September 2004, Exercise Price $42.50                                                           21,750
               Pulte Homes, Inc.:
        150      Expiration April 2004, Exercise Price $45.00                                                                1,125
               QLogic Corporation:
      1,000      Expiration July 2004, Exercise Price $40.00                                                               790,000
               ResMed Inc.:
        200      Expiration July 2004, Exercise Price $45.00                                                                49,000
               Rohm and Haas Company:
        200      Expiration April 2004, Exercise Price $35.00                                                                2,500
               Ruby Tuesday, Inc.:
        100      Expiration July 2004, Exercise Price $30.00                                                                 9,000
               The Russell 2000 Index:
        400      Expiration June 2004, Exercise Price $490.00                                                              128,000
        600      Expiration June 2004, Exercise Price $530.00                                                              471,000
        350      Expiration June 2004, Exercise Price $540.00                                                              337,750
      1,500      Expiration June 2004, Exercise Price $550.00                                                            1,777,500
        300      Expiration September 2004, Exercise Price $530.00                                                         537,000
               Ryder System, Inc.:
        200      Expiration May 2004, Exercise Price $27.50                                                                  1,000
               SBC Communications Inc.:
        800      Expiration July 2004, Exercise Price $22.50                                                                60,000
               Semiconductor HOLDRs Trust:
      1,200      Expiration May 2004, Exercise Price $40.00                                                                252,000
               Sonic Corp.:
        140      Expiration June 2004, Exercise Price $30.00                                                                 7,350
               The Sports Authority, Inc.:
        100      Expiration July 2004, Exercise Price $40.00                                                                32,000
               Standard and Poor's 500 Index:
      1,250      Expiration June 2004, Exercise Price $950.00                                                              443,750
        350      Expiration June 2004, Exercise Price $975.00                                                              164,500
        100      Expiration June 2004, Exercise Price $1,050.00                                                            116,000
      1,000      Expiration September 2004, Exercise Price $1,025.00                                                     2,105,000
               Starbucks Corporation:
        200      Expiration July 2004, Exercise Price $32.50                                                                 9,500
               Starwood Hotels & Resorts Worldwide, Inc.:
        100      Expiration May 2004, Exercise Price $35.00                                                                  2,250
        150      Expiration August 2004, Exercise Price $35.00                                                              12,000
               Stericycle, Inc.:
        150      Expiration August 2004, Exercise Price $45.00                                                              28,125
               SUPERVALU INC.:
        250      Expiration April 2004, Exercise Price $30.00                                                               10,625
               Tektronix, Inc.:
        200      Expiration July 2004, Exercise Price $30.00                                                                24,500
               Terex Corporation:
        550      Expiration April 2004, Exercise Price $20.00                                                                6,875
        200      Expiration July 2004, Exercise Price $30.00                                                                16,500
               Tyco International Ltd.:
        200      Expiration April 2004, Exercise Price $22.50                                                                1,000
      1,000      Expiration January 2006, Exercise Price $17.50                                                             90,000
               UTStarcom, Inc.:
        200      Expiration May 2004, Exercise Price $35.00                                                                130,000
               The Walt Disney Company:
        300      Expiration April 2004, Exercise Price $22.50                                                                2,250
               Waste Connections, Inc.:
        200      Expiration April 2004, Exercise Price $40.00                                                               14,500
               Wells Fargo & Company:
        200      Expiration April 2004, Exercise Price $55.00                                                                8,000
               Whirlpool Corporation:
        200      Expiration June 2004, Exercise Price $70.00                                                                88,000
               Winnebago Industries, Inc.:
        200      Expiration April 2004, Exercise Price $22.50                                                                1,500
        200      Expiration April 2004, Exercise Price $32.50                                                               37,500
        150      Expiration July 2004, Exercise Price $30.00                                                                33,750
               York International Corporation:
        150      Expiration August 2004, Exercise Price $35.00                                                              17,625
                                                                                                                      ------------
               TOTAL PUT OPTIONS (Cost $22,152,229)                                                                     12,425,050
                                                                                                                      ------------

  SHARES
  ------
               PREFERRED STOCK -- 0.3%*<F21>
    285,300    Aura Systems, Inc.
                 (Acquired 3/31/2003 & 4/01/2003, Cost $2,425,000)**<F22>(4)<F27>r<F23>                                  1,683,270
    525,738    Maxam Gold Corporation (Acquired 12/1997 -- 4/1998, Cost $0)**<F22>(4)<F27>r<F23>                               526
                                                                                                                      ------------
               TOTAL PREFERRED STOCK (Cost $2,425,000)                                                                   1,683,796
                                                                                                                      ------------

               WARRANTS -- 1.8%*<F21>
    445,000    Abacus Mining & Exploration Corporation
               Expiration March 2005, Exercise Price $0.60 CN
               (Acquired 3/30/2004, Cost $4,450)(4)<F27> r<F23>                                                              3,386
    375,000    ADVENTRX Pharmaceuticals Inc.
               Expiration February 2006, Exercise Price $0.60
               (Acquired 2/07/2003, Cost $3,750)(4)<F27>r<F23>                                                             444,375
    350,000    Alamos Gold Inc.
                 Expiration July 2004, Exercise Price $0.56 CN
                 (Acquired 2/21/2003, Cost $7,000)(4)<F27>r<F23>                                                           559,254
    115,000    Almaden Minerals Ltd.
                 Expiration April 2004, Exercise Price $0.60 CN
                 (Acquired 4/02/2002, Cost $1,150)(4)<F27>r<F23>                                                           133,879
    578,500    Altius Minerals Corporation
                 Expiration July 2005, Exercise Price $2.00 CN
                 (Acquired 7/14/2003, Cost $5,785)(4)<F27>r<F23>                                                           429,171
    384,615    Aquiline Resources, Inc.
                 Expiration September 2004, Exercise Price $0.90 CN
                 (Acquired 9/03/2003, Cost $3,846)(4)<F27>r<F23>                                                            59,993
      1,785    Avigen, Inc.
                 Expiration November 2004, Exercise Price $28.00
                 (Acquired 11/11/1999, Cost $223)(4)<F27>r<F23>                                                                  2
    250,000    Canarc Resource Corp.
                 Expiration September 2004, Exercise Price $0.50 CN
                 (Acquired 9/30/2002, Cost $2,500)(4)<F27>r<F23>                                                            42,324
    766,666    Capstone Gold Corp.
                 Expiration January 2006, Exercise Price $1.00 CN
                 (Acquired 1/26/2004, Cost $7,667)(4)<F27>r<F23>                                                             5,833
    196,850    Cardima, Inc.
                 Expiration August 2005, Exercise Price $1.91
                 (Acquired 8/09/2001, Cost $19,685)(4)<F27>r<F23>                                                           19,685
    312,499    Cardima, Inc.
                 Expiration August 2006, Exercise Price $0.90
                 (Acquired 8/05/2002, Cost $3,125)(4)<F27>r<F23>                                                             3,125
  1,500,000    Cusac Gold Mines Limited
                 Expiration October 2004, Exercise Price $0.40 CN
                 (Acquired 10/24/2002, Cost $15,000)(4)<F27>r<F23>                                                          11,413
    600,000    Desert Sun Mining Corp.
                 Expiration August 2004, Exercise Price $0.50 CN
                 (Acquired 2/05/2003, Cost $6,000)(4)<F27>r<F23>                                                           400,380
    750,000    Desert Sun Mining Corp.
                 Expiration August 2004, Exercise Price $1.25 CN
                 (Acquired 2/18/2003, Cost $7,500)(4)<F27>r<F23>                                                            72,475
    500,000    East West Resource Corporation
                 Expiration May 2004, Exercise Price $0.15 CN
                 (Acquired 5/13/2002, Cost $5,000)(4)<F27>r<F23>                                                             3,804
    670,000    Farallon Resources Ltd.
                 Expiration April 2004, Exercise Price $0.40 CN
                 (Acquired 4/12/2002, Cost $6,700)(4)<F27>r<F23>                                                           186,076
    857,143    Franklin Lake Resources Inc.
                 Expiration November 2004, Exercise Price $0.50
                 (Acquired 11/04/2002, Cost $8,571)(4)<F27>r<F23>                                                            8,571
    454,545    Fronteer Development Group Inc.
                 Expiration March 2006, Exercise Price $1.45 CN
                 (Acquired 3/30/2004, Cost $4,545)(4)<F27>r<F23>                                                             3,459
  1,000,000    Gateway Gold Corp.
                 Expiration September 2004, Exercise Price $1.25 CN
                 (Acquired 9/05/2003, Cost $10,000)(4)<F27>r<F23>                                                          743,390
    150,000    Gateway Gold Corp.
                 Expiration September 2004, Exercise Price $3.50 CN
                 (Acquired 3/04/2004, Cost $1,500)(4)<F27>r<F23>                                                             1,141
    694,444    Golden Goliath Resources Ltd.
                 Expiration December 2004, Exercise Price $0.22 CN
                 (Acquired 12/13/2002, Cost $6,944)(4)<F27>r<F23>                                                           31,862
    320,000    Golden Phoenix Minerals, Inc.
                 Expiration February 2006, Exercise Price $0.25
                 (Acquired 3/19/2003, Cost $0)(4)<F27>r<F23>                                                                20,640
    800,000    Goldrea Resources Corp.
                 Expiration June 2004, Exercise Price $0.24 CN
                 (Acquired 12/31/2002, Cost $8,000)(4)<F27>r<F23>                                                            6,087
    222,222    IMA Exploration Inc.
                 Expiration May 2004, Exercise Price $0.53 CN
                 (Acquired 5/23/2002, Cost $2,222)(4)<F27>r<F23>                                                           360,239
    492,960    IMA Exploration Inc.
                 Expiration September 2004, Exercise Price $0.55 CN
                 (Acquired 9/23/2002, Cost $4,930)(4)<F27>r<F23>                                                           791,624
     50,299    InSite Vision Incorporated
                 Expiration April 2004, Exercise Price $5.64
                 (Acquired 4/28/2000, Cost $50)(4)<F27>r<F23>                                                                   50
    650,000    International KRL Resources Corp.
                 Expiration October 2004, Exercise Price $0.20 CN
                 (Acquired 10/08/2002, Cost $6,500)(4)<F27>r<F23>                                                            4,946
  1,400,000    International PBX Ventures Ltd.
                 Expiration April 2004, Exercise Price $0.60 CN
                 (Acquired 4/17/2003, Cost $14,000)(4)<F27>r<F23>                                                           10,652
    375,000    Intrepid Minerals Corporation
                 Expiration May 2004, Exercise Price $0.55 CN
                 (Acquired 11/29/2002, Cost $3,750)(4)<F27>r<F23>                                                          133,394
    350,000    Intrepid Minerals Corporation
                 Expiration May 2004, Exercise Price $0.75 CN
                 (Acquired 5/27/2003, Cost $3,500)(4)<F27>r<F23>                                                            79,228
     96,154    Kirkland Lake Gold Inc.
                 Expiration August 2005, Exercise Price $3.00 CN
                 (Acquired 8/08/2003, Cost $962)(4)<F27>r<F23>                                                              74,662
  1,000,000    Madison Enterprises Corp.
                 Expiration November 2004, Exercise Price $0.18 CN
                 (Acquired 11/05/2002, Cost $10,000)(4)<F27>r<F23>                                                          57,067
  1,000,000    Mag Silver Corporation
                 Expiration April 2005, Exercise Price $0.75 CN
                 (Acquired 4/15/2003, Cost $10,000)(4)<F27>r<F23>                                                          819,859
  1,071,429    Manhattan Minerals Corporation
                 Expiration May 2004, Exercise Price $0.75 CN
                 (Acquired 5/16/2003, Cost $10,714)(4)<F27>r<F23>                                                            8,152
    600,000    Maximus Ventures Ltd.
                 Expiration March 2005, Exercise Price $0.45 CN
                 (Acquired 3/04/2003, Cost $6,000)(4)<F27>r<F23>                                                             4,565
    950,000    Metallica Resources, Inc.
                 Expiration March 2005, Exercise Price $2.00 CN
                 (Acquired 3/11/2003, Cost $9,500)(4)<F27>r<F23>                                                           219,384
    147,220    Metalline Mining Co. Inc.
                 Expiration June 2006, Exercise Price $5.00
                 (Acquired 6/29/2001 & 10/08/2002, Cost $1,472)(4)<F27>r<F23>                                                1,472
    800,000    Northern Lion Gold Corp.
                 Expiration April 2004, Exercise Price $0.45 CN
                 (Acquired 4/28/2003, Cost $8,000)(4)<F27>r<F23>                                                           471,143
  1,375,000    Odyssey Resources Limited
                 Expiration December 2005, Exercise Price $0.45 CN
                 (Acquired 12/24/2003, Cost $13,750)(4)<F27>r<F23>                                                          10,462
    464,699    Orezone Resources Inc.
                 Expiration July 2004, Exercise Price $0.30 CN
                 (Acquired 7/19/2002, Cost $4,648)(4)<F27>r<F23>                                                           251,576
    400,000    Orezone Resources Inc.
                 Expiration August 2004, Exercise Price $0.60 CN
                 (Acquired 2/27/2003, Cost $4,000)(4)<F27>r<F23>                                                           125,243
    928,572    Palladon Ventures Ltd.
                 Expiration February 2005, Exercise Price $0.80 CN
                 (Acquired 2/27/2004, Cost $9,287)(4)<F27>r<F23>                                                             7,065
    468,750    Platinum Group Metals Ltd.
                 Expiration December 2004, Exercise Price $0.75 CN
                 (Acquired 12/23/2002, Cost $4,688)(4)<F27>r<F23>                                                          156,934
  1,000,000    Redstar Gold Corp.
                 Expiration May 2004, Exercise Price $0.18 CN
                 (Acquired 5/31/2002, Cost $10,000)(4)<F27>r<F23>                                                            7,609
  1,000,000    Rimfire Minerals Corporation
                 Expiration April 2004, Exercise Price $0.45 CN
                 (Acquired 4/15/2002, Cost $10,000)(4)<F27>r<F23>                                                          427,240
    375,000    Sabina Resources Limited
                 Expiration November 2004, Exercise Price $0.75 CN
                 (Acquired 11/05/2003, Cost $3,750)(4)<F27>r<F23>                                                          115,846
    333,334    St. Jude Resources Ltd.
                 Expiration June 2004, Exercise Price $0.90 CN
                 (Acquired 12/03/2002, Cost $3,333)(4)<F27>r<F23>                                                          181,346
     75,000    Silver Standard Resources Inc.
                 Expiration May 2004, Exercise Price $4.80 CN
                 (Acquired 5/10/2002, Cost $750)(4)<F27>r<F23>                                                             745,206
    225,000    Sonic Environmental Solutions Inc.
                 Expiration October 2005, Exercise Price $2.10 CN
                 (Acquired 10/31/2003, Cost $2,250)(4)<F27>r<F23>                                                            1,712
    333,333    Sunridge Gold Corp.
                 Expiration September 2005, Exercise Price $1.75 CN
                 (Acquired 9/12/2003, Cost $3,333)(4)<F27>r<F23>                                                            82,176
    850,000    Vedron Gold Inc.
                 Expiration February 2005, Exercise Price $0.75 CN
                 (Acquired 2/23/2004, Cost $8,500)(4)<F27>r<F23>                                                             6,468
     62,500    Wheaton River Minerals Ltd.
                 Expiration May 2007, Exercise Price $1.65 CN
                 (Acquired 5/30/2002, Cost $625)(4)<F27>r<F23>                                                             102,625
    233,333    Yamana Gold Inc.
                 Expiration July 2008, Exercise Price $1.50 CN
                 (Acquired 7/31/2003, Cost $2,333)(4)<F27>r<F23>                                                           397,691
                                                                                                                      ------------
               TOTAL WARRANTS (Cost $311,788)                                                                            8,845,961
                                                                                                                      ------------

 PRINCIPAL
  AMOUNT
 ---------
               CONVERTIBLE DEBENTURES -- 0.1%*<F21>
$   300,000    Golden Phoenix Minerals, Inc. (Acquired 1/14/2000, Cost $300,000)(4)<F27>r<F23>                             586,556
                                                                                                                      ------------

               CORPORATE NOTES -- 0.8%*<F21>
    549,000    Canyon Resources Corporation
                 6.000%, 3/01/2005 (Acquired 3/03/2003, Cost $549,000)(4)<F27>r<F23>                                     1,690,810
               Globalstar LP/Capital:
 49,414,000      11.375%, 2/15/2004(7)<F30>                                                                                494,140
 23,299,000      11.250%, 6/15/2004(7)<F30>                                                                                232,990
 52,090,000      10.750%, 11/01/2004(7)<F30>                                                                               520,900
 35,930,000      11.500%, 6/01/2005(7)<F30>                                                                                359,300
               Itronics Inc.:
    250,000      12.000%, 5/14/2004 (Acquired 5/14/2001, Cost $250,000)(4)<F27>r<F23>                                      250,000
    380,000      12.000%, 10/24/2004 (Acquired 10/24/2001, Cost $380,000)(4)<F27>r<F23>                                    380,000
    100,000      12.000%, 3/15/2005 (Acquired 3/15/2002, Cost $100,000)(4)<F27>r<F23>                                      100,000
                                                                                                                      ------------
               TOTAL CORPORATE NOTES (Cost $11,051,091)                                                                  4,028,140
                                                                                                                      ------------

               U.S. TREASURY OBLIGATIONS -- 56.1%*<F21>
               U.S. Treasury Notes:
 33,700,000      3.375%, 4/30/2004(5)<F28>                                                                              33,764,502
 15,900,000      3.250%, 5/31/2004(5)<F28>                                                                              15,958,385
 28,000,000      2.875%, 6/30/2004(5)<F28>                                                                              28,131,264
 35,700,000      2.250%, 7/31/2004(5)<F28>                                                                              35,846,441
  1,400,000      6.000%, 8/15/2004(5)<F28>                                                                               1,426,032
 37,100,000      2.125%, 8/31/2004(5)<F28>                                                                              37,272,441
 22,050,000      2.125%, 10/31/2004(5)<F28>                                                                             22,189,532
 52,200,000      2.000%, 11/30/2004(5)<F28>                                                                             52,524,214
  6,000,000      1.625%, 1/31/2005                                                                                       6,026,016
 19,500,000      1.625%, 3/31/2005(5)<F28>                                                                              19,592,176
  7,100,000      1.625%, 4/30/2005                                                                                       7,134,115
 15,053,000      1.500%, 7/31/2005(5)<F28>                                                                              15,102,389
  2,000,000      2.000%, 8/31/2005                                                                                       2,019,844
  1,600,000      1.625%, 9/30/2005                                                                                       1,607,250
                                                                                                                      ------------
               TOTAL U.S. TREASURY NOTES (Cost $277,910,073)                                                           278,594,601
                                                                                                                      ------------

               SHORT TERM INVESTMENTS -- 13.0%*<F21>

               MUTUAL FUNDS -- 1.0%*<F21>
  4,692,714    Treasury Cash Series II                                                                                   4,692,714
                                                                                                                      ------------

               U.S. TREASURY OBLIGATIONS -- 12.0%*<F21>
               U.S. Treasury Bills:
 12,326,000      0.850%, 4/01/2004(5)<F28>                                                                              12,326,000
 15,388,000      0.860%, 4/08/2004                                                                                      15,385,413
 32,000,000      0.850%, 4/15/2004                                                                                      31,989,422
                                                                                                                      ------------
                                                                                                                        59,700,835
                                                                                                                      ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $64,393,549)                                                          64,393,549
                                                                                                                      ------------
               TOTAL INVESTMENTS (Cost $451,190,480) (see note 1)                                                     $488,925,364
                                                                                                                      ------------
                                                                                                                      ------------

CN - Canadian Dollars
ADR - American Depository Receipt
  *<F21>   Calculated as a percentage of net assets.
 **<F22>   Non-income producing security.
  r<F23>   Restricted security.
(1)<F24> Shares are held to cover all or a portion of a corresponding short position.
(2)<F25>   Private placement issue (trades at a discount to market value).
(3)<F26>   Foreign security.
(4)<F27>   Fair valued security.
(5)<F28> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F29>   Affiliated company during the six months ended March 31, 2004.  See
           Note 7 in Notes to the Financial Statements.
(7)<F30>   Security in default.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2004
(UNAUDITED)

 SHARES                                                               VALUE
 ------                                                               -----
   7,000     Advanced Fibre Communications, Inc.                  $    154,210
 160,000     Advanced Micro Devices, Inc.                            2,596,800
  25,000     AGCO Corporation                                          517,750
 229,500     Agnico-Eagle Mines Limited                              3,426,435
  55,000     Applied Materials, Inc.                                 1,175,900
  30,000     ArvinMeritor, Inc.                                        594,900
  30,000     Ascential Software Corporation                            657,600
 100,000     AT&T Corp.                                              1,957,000
  55,000     Avici Systems Inc.                                        749,100
  10,000     Bank of America Corporation                               809,800
   8,000     Bausch & Lomb Incorporated                                479,760
  15,000     Best Buy Co., Inc.                                        775,800
  10,000     BorgWarner, Inc.                                          848,300
  15,000     Bowater Incorporated                                      654,450
  10,000     Callidus Software                                          85,100
  32,500     CarMax, Inc.                                              949,000
  50,000     CenturyTel, Inc.                                        1,374,500
  15,000     CheckFree Corp.                                           441,900
  35,000     Citrix Systems, Inc.                                      756,700
  20,000     The Clorox Company                                        978,200
   5,000     Coach, Inc.                                               204,950
  10,000     Computer Associates International, Inc.                   268,600
  70,000     Consumer Staples Select Sector SPDR Fund                1,601,600
 155,000     Convergys Corporation                                   2,356,000
  20,000     Diagnostic Products Corporation                           866,000
 250,000     DIAMONDS Trust, Series I                               25,987,500
  50,000     Dillard's, Inc. - Class A                                 958,000
 115,000     Dot Hill Systems Corp.                                  1,152,300
 350,000     Eldorado Gold Corporation                               1,008,000
  15,000     Eli Lilly and Company                                   1,003,500
  20,000     Equifax Inc.                                              516,400
  25,000     Ethan Allen Interiors Inc.                              1,031,500
 185,000     Extreme Networks, Inc.                                  1,333,850
  31,000     Fannie Mae                                              2,304,850
   4,000     Federated Department Stores, Inc.                         216,200
  35,000     Financial Select Sector SPDR Fund                       1,029,000
  65,000     Ford Motor Company                                        882,050
  34,000     Freddie Mac                                             2,008,040
 330,000     Freeport-McMoRan Copper & Gold, Inc. - Class B         12,899,700
  20,000     Garmin Ltd.                                               854,200
  20,000     General Mills, Inc.                                       933,600
  20,000     General Motors Corporation                                942,000
   5,000     The Goldman Sachs Group, Inc.                             521,750
  47,500     Hasbro, Inc.                                            1,033,125
  32,000     Hutchinson Technology Incorporated                        897,920
  25,000     Imation Corp.                                             940,500
  25,000     Integrated Circuit Systems, Inc.                          625,750
  40,000     Intel Corporation                                       1,088,000
  10,000     Iron Mountain Incorporated                                446,300
  10,000     iShares Dow Jones U.S. Financial Sector Index Fund        926,600
  30,000     iShares Russell 2000 Growth Index Fund                  1,875,000
 200,000     Ivanhoe Mines Ltd.                                      1,130,000
  10,000     KLA-Tencor Corporation                                    503,500
  20,000     Kohl's Corporation                                        966,600
  12,500     Lamar Advertising Company                                 502,750
  16,500     Lear Corporation                                        1,022,340
   6,000     Lehman Brothers Holdings Inc.                             497,220
  35,000     Longs Drug Stores Corporation                             659,050
  10,000     Marvell Technology Group Ltd.                             450,500
  45,000     Maxtor Corporation                                        366,750
  16,000     MBIA Inc.                                               1,003,200
  20,000     Medtronic, Inc.                                           955,000
   7,500     The Men's Wearhouse, Inc.                                 199,275
  22,000     Mercury Interactive Corporation                           985,600
   8,000     Merrill Lynch & Co., Inc.                                 476,480
  60,000     Microchip Technology Incorporated                       1,593,600
  20,000     Monster Worldwide Inc.                                    524,000
   8,000     Morgan Stanley                                            458,400
  40,000     M-Systems Flash Disk Pioneers Ltd.                        815,200
  55,000     Nasdaq-100 Index Tracking Stock                         1,971,750
  19,500     National Semiconductor Corporation                        866,385
  20,000     Network Appliance, Inc.                                   429,000
  72,000     Nextel Communications, Inc. - Class A                   1,780,560
  65,000     Nokia Oyj - ADR                                         1,318,200
  35,000     NorthWestern Corporation                                    2,800
 110,000     ON Semiconductor Corporation                              829,400
  35,000     Payless ShoeSource, Inc.                                  488,600
  40,000     PETsMART, Inc.                                          1,090,400
  23,000     Pitney Bowes Inc.                                         980,030
 160,000     PMC-Sierra, Inc.                                        2,715,200
  10,000     The PMI Group, Inc.                                       373,600
  40,000     QLogic Corporation                                      1,320,400
  10,000     Radian Group Inc.                                         426,000
  25,000     Rent-A-Center, Inc.                                       824,750
  10,000     ResMed Inc.                                               451,900
 110,000     RF Micro Devices, Inc.                                    930,600
   5,000     SanDisk Corporation                                       141,850
  62,000     SBC Communications Inc.                                 1,521,480
  11,500     Sears, Roebuck and Co.                                    494,040
  80,000     The Shaw Group Inc.                                       867,200
 235,000     SPDR Trust Series 1                                    26,592,600
  25,000     The Sports Authority, Inc.                              1,002,000
  65,000     Sprint Corporation                                      1,197,950
  21,000     Stericycle, Inc.                                        1,005,060
  25,000     SUPERVALU INC.                                            763,500
  30,000     Swift Transportation Co., Inc.                            515,100
   5,000     Tellabs, Inc.                                              43,150
  65,000     Ultratech, Inc.                                         1,515,150
  10,000     United Technologies Corporation                           863,000
  25,000     UTStarcom, Inc.                                           719,000
  37,000     Wal-Mart Stores, Inc.                                   2,208,530
 100,000     Western Silver Corporation                                843,000
  13,000     Whirlpool Corporation                                     895,310
  30,000     Williams-Sonoma, Inc.                                   1,026,000
  13,000     Wm. Wrigley Jr. Company                                   768,560
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT (Proceeds $152,040,878)  $161,587,510
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
(UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
            COMMON STOCKS -- 15.5%

            CANADA -- 7.7%
    871,100 BacTech Mining Corporation(2)<F33>                    $    463,968
  1,000,000 Bema Gold Corporation(2)<F33>                            3,680,000
    445,000 Central Fund of Canada Limited - Class A                 2,807,950
  2,250,000 Crystallex International Corporation(2)<F33>             6,907,500
    724,680 European Goldfields Limited(2)<F33>                      2,122,897
    600,000 Gateway Gold Corp. (Acquired 3/04/2004,
              Cost $1,237,135)(1)<F32>(2)<F33>r<F31>                 1,016,702
     85,000 Glamis Gold Ltd.(2)<F33>                                 1,530,850
    458,000 IAMGOLD Corporation                                      2,990,025
    450,000 Kirkland Lake Gold Inc.(2)<F33>                          1,619,555
    755,000 Metallic Ventures Gold Inc.(2)<F33>                      3,475,556
    299,000 Placer Dome Inc.                                         5,373,030
  1,600,000 Queenstake Resources Ltd.                                  949,591
  1,812,500 Wolfden Resources Inc.(2)<F33>                           7,723,036
                                                                  ------------
                                                                    40,660,660
                                                                  ------------

            CHANNEL ISLANDS -- 1.0%
    269,600 Randgold Resources Limited - ADR(2)<F33>                 5,297,640
                                                                  ------------

            NORWAY -- 0.7%
  4,849,000 Kenor ASA(2)<F33>                                        3,778,432
                                                                  ------------

            SOUTH AFRICA -- 4.1%
    195,000 AngloGold Limited - ADR                                  8,242,650
     50,000 ASA Ltd.                                                 2,165,000
    300,000 Durban Roodepoort Deep Limited - ADR(2)<F33>             1,053,000
    401,000 Gold Fields Limited - ADR                                5,273,150
    326,700 Harmony Gold Mining Company Limited - ADR                5,040,981
                                                                  ------------
                                                                    21,774,781
                                                                  ------------

            SWEDEN -- 0.7%
  4,365,500 Riddarhyttan Resources AB(2)<F33>                        3,646,938
                                                                  ------------

            UNITED STATES -- 1.3%
    150,000 Newmont Mining Corporation                               6,994,500
                                                                  ------------
            TOTAL COMMON STOCK (Cost $62,149,166)                   82,152,951
                                                                  ------------

            PREFERRED STOCK -- 0.3%
    109,900 Freeport-McMoRan Copper & Gold, Inc.(2)<F33>             1,347,374
                                                                  ------------
            TOTAL PREFERRED STOCK (Cost $876,453)                    1,347,374
                                                                  ------------

                WARRANTS -- 0.0%
  2,000,000     BacTech Mining Corporation
                  Expiration March 2006, Exercise Price $1.00 CN
                  (Acquired 3/15/2004, Cost $20,000)(1)<F32> r<F31>     15,218
    300,000     Gateway Gold Corp.
                  Expiration September 2004, Exercise Price $3.50 CN
                  (Acquired 3/04/2004, Cost $3,000)(1)<F32> r<F31>       2,283
                                                                  ------------
            TOTAL WARRANTS (Cost $23,000)                               17,501
                                                                  ------------

  OUNCES
  ------
                COMMODITIES -- 0.8%
     10,096     Gold Bullion(1)<F32> (2)<F33>                        4,211,044
                                                                  ------------
                TOTAL COMMODITIES (Cost $3,094,451)                  4,211,044
                                                                  ------------

 PRINCIPAL
  AMOUNT
 ---------
                CORPORATE NOTES -- 1.3%
$ 7,000,000     UBS AG
                  0.00%, 8/29/2008(1)<F32> r<F31>                    7,105,000
                                                                  ------------
                TOTAL CORPORATE NOTES (Cost $7,000,000)              7,105,000
                                                                  ------------

                CONVERTIBLE BONDS -- 0.4%
  3,000,000 CN  BacTech Mining Corporation
                  10.00%, 3/15/2009 (Acquired 3/15/2004,
                  Cost $2,230,050)(1)<F32> r<F31>                    2,282,671
                                                                  ------------
                TOTAL CONVERTIBLE BONDS (Cost $2,230,050)            2,282,671
                                                                  ------------

                U.S. TREASURY OBLIGATIONS -- 5.9%
                U.S. Treasury Notes:
$12,200,000       1.75%, 12/31/2004                                 12,260,524
  7,900,000       1.63%, 1/31/2005                                   7,934,254
  4,000,000       1.50%, 2/28/2005                                   4,013,752
  4,000,000       1.63%, 3/31/2005                                   4,018,908
  3,000,000       1.63%, 4/30/2005                                   3,014,415
                                                                  ------------
                TOTAL U.S. TREASURIES (Cost $31,253,611)            31,241,853
                                                                  ------------

                FOREIGN TREASURY OBLIGATIONS -- 69.9%

                AUSTRALIA -- 1.5%
                Australian Government Bond:
  9,963,000 AU    9.00%, 9/15/2004                                   7,727,400
                                                                  ------------

                CANADA -- 4.7%
                Canadian Government Bonds:
 12,054,000 CN    4.25%, 12/01/2004                                  9,319,437
 20,051,000 CN    3.50%, 6/01/2005                                  15,523,602
                                                                  ------------
                                                                    24,843,039
                                                                  ------------

                DENMARK -- 5.4%
                Kingdom of Denmark Bonds:
138,590,000 DK    4.00%, 11/15/2004                                 23,143,552
 33,425,000 DK    5.00%, 8/15/2005                                   5,721,177
                                                                  ------------
                                                                    28,864,729
                                                                  ------------

                FINLAND -- 1.2%
                Finnish Government Bond:
  5,098,000 EU    2.75%, 7/04/2006                                   6,331,089
                                                                  ------------

                FRANCE -- 12.2%
                French Treasury Notes:
 12,312,000 EU    3.50%, 7/12/2004                                  15,192,460
  1,200,000 EU    6.75%, 10/25/2004                                  1,512,498
  8,937,000 EU    7.50%, 4/25/2005                                  11,600,936
 27,303,000 EU    7.75%, 10/25/2005                                 36,390,601
                                                                  ------------
                                                                    64,696,495
                                                                  ------------

                GERMANY -- 5.5%
                Bundesrepub.Deutschland:
  7,815,000 EU    7.50%, 11/11/2004                                  9,922,805
 15,158,000 EU    7.38%, 1/03/2005                                  19,375,079
                                                                  ------------
                                                                    29,297,884
                                                                  ------------

                HONG KONG -- 5.6%
                Hong Kong Government Bond:
229,800,000 HK    1.61%, 5/16/2005(1)<F32>                          29,881,580
                                                                  ------------

                NEW ZEALAND -- 1.6%
                New Zealand Government Bond:
 12,740,000 NZ    6.50%, 2/15/2005                                   8,563,055
                                                                  ------------

                NORWAY -- 4.8%
                Norwegian Government Bond:
170,798,000 NK    5.75%, 11/30/2004                                 25,501,500
                                                                  ------------

                SINGAPORE -- 5.6%
                Singapore Government Bonds:
 11,325,000 SD    4.00%, 2/01/2005                                   6,940,852
 36,373,000 SD    4.38%, 10/15/2005                                 22,891,023
                                                                  ------------
                                                                    29,831,875
                                                                  ------------

                SWEDEN -- 5.2%
                Swedish Government Bond:
200,460,000 SK    6.00%, 2/09/2005                                  27,429,578
                                                                  ------------

                SWITZERLAND -- 16.6%
                Swiss Government Bonds:
 24,898,000 SF    4.50%, 10/07/2004                                 20,078,772
 82,544,000 SF    5.50%, 1/06/2005                                  67,685,363
                                                                  ------------
                                                                    87,764,135
                                                                  ------------
                TOTAL FOREIGN TREASURY OBLIGATIONS
                  (Cost $352,010,450)                              370,732,359
                                                                  ------------

                SHORT-TERM INVESTMENTS -- 4.3%

                U.S. TREASURIES -- 4.1%
                U.S. Treasury Bills:
$21,696,000       0.82%, 4/08/2004                                  21,692,546
                                                                  ------------

  SHARES
  ------
                MUTUAL FUNDS -- 0.2%
  1,297,733     Treasury Cash Series II                              1,297,733
                                                                  ------------
                TOTAL SHORT-TERM INVESTMENTS (Cost $22,990,279)     22,990,279
                                                                  ------------
                TOTAL INVESTMENTS (Cost $481,627,460) -- 98.4%     522,081,032
                                                                  ------------
                Other Assets less Liabilities -- 1.6%                8,520,428
                                                                  ------------
                Total Net Assets -- 100.0%                        $530,601,460
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt
 AU - Australian Dollars
 CN - Canadian Dollars
 DK - Danish Krone
 EU - European Monetary Units
 HK - Hong Kong Dollars
 NK - Norwegian Kroner
 NZ - New Zealand Dollars
 SD - Singapore Dollars
 SF - Swiss Francs
 SK - Swedish Krona
  r<F31>   Restricted security.
(1)<F32>   Fair valued investment.
(2)<F33>   Non-income producing security.
(3)<F34>   Private placement issue (trades at a discount to market value).

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2004
(UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of three series: thePrudent Bear Fund, the Prudent Global Income Fund (formerly the Prudent Safe Harbor
     Fund) and the Prudent Bear Large Cap Fund (each a "Fund" and collectively the "Funds"). As of March 31, 2004, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The investment objective of the Prudent Bear Large Cap Fund is capital appreciation in declining equity markets, which it seeks to obtain primarily through short sales of equity securities as well as selling futures contracts and purchasing put options on stock indices. The Prudent Bear Large Cap Fund had not commenced operations as of March 31, 2004.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2004, such investments represent 15.2% and 8.4% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $207,368 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Global Income Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2004, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $68,882,172 and $10,421,874, respectively, representing 13.9% and 2.0% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

     Prudent Bear Fund

     No Load Shares:

                                                       Six Months Ended
                                                        March 31, 2004
                                              ----------------------------------
                                                    $                 Shares
                                              -------------        -------------
     Sold                                     $  314,920,333        48,590,218
     Issued as reinvestment of dividends          22,076,569         3,560,737
     Redeemed                                   (327,879,362)      (51,181,694)
                                              --------------      ------------
     Net Increase                             $    9,117,540           969,261
                                              --------------
                                              --------------
     Shares Outstanding:
        Beginning of Period                                         79,154,213
                                                                  ------------
        End of Period                                               80,123,474
                                                                  ------------
                                                                  ------------

     Class C Shares:
                                                       Six Months Ended
                                                        March 31, 2004
                                              ----------------------------------
                                                    $                 Shares
                                              -------------        -------------
     Sold                                     $    4,396,460           705,165
     Issued as reinvestment of dividends             487,969            80,258
     Redeemed                                     (3,335,088)         (537,975)
                                              --------------      ------------
     Net increase                             $    1,549,341           247,448
                                              --------------
                                              --------------
     Shares Outstanding:
        Beginning of Period                                          1,954,473
                                                                  ------------
        End of Period                                                2,201,921
                                                                  ------------
                                                                  ------------

     No Load Shares:
                                                          Year Ended
                                                      September 30, 2003
                                              ----------------------------------
                                                    $                 Shares
                                              -------------        -------------
     Shares sold                              $1,067,549,675       148,758,054
     Shares issued to holders in
       reinvestment of dividends                  23,321,085         3,151,498
     Shares redeemed                            (973,052,388)     (135,465,937)
                                              --------------      ------------
     Net increase                             $  117,818,372        16,443,615
                                              --------------
                                              --------------
     Shares Outstanding:
        Beginning of Period                                         62,710,598
                                                                  ------------
        End of Period                                               79,154,213
                                                                  ------------
                                                                  ------------

     Class C Shares:
                                                          Year Ended
                                                      September 30, 2003
                                              ----------------------------------
                                                    $                 Shares
                                              -------------        -------------
     Shares sold                              $   14,532,097         2,060,853
     Shares issued to holders in
       reinvestment of dividends                     297,273            40,890
     Shares redeemed                              (7,698,430)       (1,110,191)
                                              --------------      ------------
     Net increase                             $    7,130,940           991,552
                                              --------------
                                              --------------
     Shares Outstanding:
        Beginning of Period                                            962,921
                                                                  ------------
        End of Period                                                1,954,473
                                                                  ------------
                                                                  ------------

     Prudent Global Income Fund
                                                       Six Months Ended
                                                        March 31, 2004
                                              ----------------------------------
                                                    $                 Shares
                                              -------------        -------------
     Sold                                     $  368,764,486        28,471,897
     Issued as reinvestment of dividends          15,412,403         1,202,652
     Redeemed                                   (340,919,819)      (26,407,233)
                                              --------------      ------------
     Net increase                             $   43,257,070         3,267,316
                                              --------------
                                              --------------
     Shares Outstanding:
        Beginning of Period                                         38,447,916
                                                                  ------------
        End of Period                                               41,715,232
                                                                  ------------
                                                                  ------------

                                                          Year Ended
                                                      September 30, 2003
                                              ----------------------------------
                                                    $                 Shares
                                              -------------        -------------
     Shares sold                              $  811,551,274        68,745,885
     Shares issued to holders in
       reinvestment of dividends                   9,017,796           759,591
     Shares redeemed                            (495,329,899)      (42,372,624)
                                              --------------      ------------
     Net increase                             $  325,239,171        27,132,852
                                              --------------
                                              --------------
     Shares Outstanding:
        Beginning of Period                                         11,315,064
                                                                  ------------
        End of Period                                               38,447,916
                                                                  ------------
                                                                  ------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended March 31, 2004, were as follows:

                               Prudent Bear Fund    Prudent Global Income Fund
                               -----------------    --------------------------
     Purchases                    $323,900,990             $245,458,226
     Sales                        $464,621,327             $238,741,529

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended March 31, 2004, as follows:

                               Prudent Bear Fund    Prudent Global Income Fund
                               -----------------    --------------------------
     Purchases                    $ 92,644,490             $79,829,974
     Sales                        $142,532,232             $93,894,308

     At September 30, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                   Prudent Bear Fund    Prudent Global Income Fund
                                                   -----------------    --------------------------
     Cost of investments                             $516,477,261              $441,110,666
                                                     ------------              ------------
                                                     ------------              ------------
     Gross unrealized appreciation                   $ 77,722,632              $ 35,397,466
     Gross unrealized depreciation                    (59,041,983)               (1,747,645)
                                                     ------------              ------------
     Net unrealized appreciation                     $ 18,680,649              $ 33,649,821
                                                     ------------              ------------
                                                     ------------              ------------
     Undistributed ordinary income                   $ 26,261,179              $  2,039,445
     Undistributed long-term capital gain                      --                   590,494
                                                     ------------              ------------
     Total distributable earnings                    $ 26,261,179              $  2,629,939
                                                     ------------              ------------
                                                     ------------              ------------
     Other accumulated gains (losses)                $(85,696,297)             $    404,523
                                                     ------------              ------------
     Total accumulated earnings (losses)             $(40,754,469)             $ 36,684,283
                                                     ------------              ------------
                                                     ------------              ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income of the Prudent Bear Fund for tax purposes at September 30, 2003 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the six months ended March 31, 2004 and the year ended September 30, 2003 were as follows:

     Prudent Bear Fund                      For the six           For the
                                            months ended         year ended
                                           March 31, 2004    September 30, 2003
                                           --------------    ------------------
     Ordinary income                        $26,712,987         $14,857,836
     Long-term capital gain                          --          12,688,038
                                            -----------         -----------
                                            $26,712,987         $27,545,874
                                            -----------         -----------
                                            -----------         -----------

     Prudent Global Income Fund             For the six           For the
                                            months ended         year ended
                                           March 31, 2004    September 30, 2003
                                           --------------    ------------------
     Ordinary income                        $16,133,875          $8,081,820
     Long-term capital gain                     590,494           1,583,569
                                            -----------          ----------
                                            $16,724,369          $9,665,389
                                            -----------          ----------
                                            -----------          ----------

     The Prudent Bear Fund realized, on a tax basis, post October losses through September 30, 2003 of $77,751,801 which are not recognized for tax purposes until the first day of the following fiscal year, and also has capital loss carryovers of $2,974,983 which expire in 2011.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS AND RECOVERY

     The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended March 31, 2004, the Prudent Bear Fund's expenses were reduced by $71,477 by utilizing directed brokerage credits resulting in an expense ratio, before dividends on short positions, of 1.82% and 2.57% being charged to Prudent Bear Fund No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

     Under the terms of the Prudent Global Income's Investment Advisory Agreement ("Agreement") with David W. Tice & Associates, Inc., any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. During the six months ended March 31, 2004, the Advisor recovered $181,187 from the Prudent Global Income Fund.

6.   FUTURES CONTRACTS

     At March 31, 2004, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $1,128,300 is included in the net unrealized appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                   Market Value
     Number of                                     of Underlying              Unrealized
     Contracts      Underlying Instrument           Instrument        Appreciation (Depreciation)
     ---------      ---------------------          -------------      ---------------------------
        (25)        NASDAQ 100 Index Futures        (3,603,750)                   55,450
                    June 2004
       (175)        Russell 2000 Index Futures     (51,677,500)               (1,781,000)
                    June 2004
       (240)        S&P 500 Index Futures          (67,494,250)                  597,250
                    June 2004

7.   TRANSACTIONS WITH AFFILIATES

     The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2003 through March 31, 2004. As defined in Section
     (2)(a)(3) of the Investment Company Act of 1940, such companies are:

                                        SHARE                                     SHARE
                                     BALANCE AT                                 BALANCE AT                   REALIZED
                                     OCTOBER 1,                                 MARCH 31,                      GAINS
SECURITY NAME                           2003       PURCHASES       SALES           2004        DIVIDENDS     (LOSSES)
-------------                        ----------    ---------       -----        ----------     ---------     --------
Altius Minerals Corporation*<F35>     1,957,000           --             --      1,957,000          --              --
Aquiline Resources, Inc.*<F35>          769,231      917,100             --      1,686,331          --              --
Aura Systems, Inc.                   22,604,200           --     10,000,000     12,604,200          --     $(3,525,558)
Canarc Resource Corp.                 9,502,000           --      9,502,000             --          --       4,016,879
Candente Resource Corp.*<F35>         4,693,550           --      1,200,000      3,493,550          --         628,888
Capstone Gold Corp.*<F35>                    --    2,651,033             --      2,651,033          --              --
Cardero Resource Corp.*<F35>          2,492,100      863,500             --      3,355,600          --              --
Desert Sun Mining Corp.               2,500,000           --      2,500,000             --          --       1,513,635
Franklin Lake Resources Inc.*<F35>      857,143           --             --        857,143          --              --
Gateway Gold Corp.*<F35>              1,000,000      300,000             --      1,300,000          --              --
Golden Cycle
  Gold Corporation*<F35>                 70,800      186,053             --        256,853          --              --
Goldrea Resources Corp.                 800,000           --        800,000             --          --          27,499
IMA Exploration Inc.                  2,884,637           --      1,263,000      1,621,637          --       2,462,229
International KRL
  Resources Corp.*<F35>               1,300,000           --             --      1,300,000          --              --
International PBX
  Ventures Ltd.                       1,400,000           --      1,400,000             --          --         (16,138)
IRIDEX Corporation*<F35>                374,241           --             --        374,241          --
Jubilee Platinum plc*<F35>                   --    5,500,000             --      5,500,000          --              --
KleenAir Systems, Inc.*<F35>          3,141,045           --             --      3,141,045          --              --
Madison Enterprises Corp.             7,250,000           --      7,250,000             --          --       1,357,091
Mag Silver Corporation*<F35>          2,000,000           --             --      2,000,000          --              --
Manhattan Minerals
  Corporation                         3,159,357           --      1,016,500      2,142,857          --         185,588
Maximus Ventures Ltd.*<F35>             600,000           --             --        600,000          --
Metalline Mining Co. Inc.               766,667           --        441,900        324,767          --         102,254
Nevada Pacific Gold Ltd.              2,000,000           --      2,000,000             --          --       1,155,485
Northern Lion Gold Corp*<F35>         1,600,000      501,700             --      2,101,700          --              --
Odyssey Resources Limited*<F35>              --    3,477,000             --      3,477,000          --              --
Orezon Resources Inc.                 6,469,450           --      1,737,700      4,731,750          --       1,269,445
Osisko Exploration Ltd.*<F35>                --    1,350,000             --      1,350,000          --              --
Palladon Ventures Ltd.*<F35>                 --    1,857,143             --      1,857,143          --              --
Pelangio Mines Inc.                   5,042,500           --      5,042,500             --          --       1,185,000
Pillar Resources Inc.                 1,000,000           --             --      1,000,000          --              --
Platinum Group Metals Ltd.            2,585,000           --      1,200,000      1,385,000          --         688,984
Redstar Gold Corp.                    1,000,000           --      1,000,000             --          --          52,032
Rimfire Minerals Corporation*<F35>    1,220,000           --             --      1,220,000          --              --
Ross River Minerals Inc.*<F35>          625,000      625,000             --      1,250,000          --              --
Sabina Resources Limited*<F35>               --    2,202,000             --      2,202,000          --              --
SAMEX Mining Corp.*<F35>              2,070,000    2,000,000      1,162,000      2,908,000          --         936,794
Sonic Environmental
  Solutions Inc.*<F35>                  666,300      450,000             --      1,116,300          --              --
St. Jude Resources Ltd.               1,666,667           --      1,422,400        244,267          --       1,599,015
Sultan Minerals Inc.                  1,676,333           --      1,676,333             --          --          30,552
Sunridge Gold Corp.*<F35>             1,195,967      470,700        293,900      1,372,767          --         802,266
Tumi Resources Limited                  500,000      500,000      1,000,000             --          --         811,292
Tyhee Development Corp.               1,268,500           --        808,500        460,000          --         211,112
Xenolix Technologies, Inc.*<F35>      3,235,000           --             --      3,235,000          --              --
                                                                                                 -----     -----------
                                                                                                    --     $13,474,614
                                                                                                 -----     -----------
                                                                                                 -----     -----------

*<F35>  Affiliated as of March 31, 2004.

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Global Income Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $633,950 for the No Load Shares and $63,956 for the Class C Shares pursuant to the Plans for the period ended March 31, 2004. The Prudent Global Income Fund incurred $731,672 pursuant to the Plan for the period ended March 31, 2004.

9.   OTHER INFORMATION

     Effective July 1, 2004, those who buy and sell the funds within 30 days will incur a 1% redemption fee. Please see the prospectus for more information.

PROXY VOTING INFORMATION

     After August 31, 2004, information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2004 will be available at the Funds' website at http://www.prudentbear.com or on the website of the Securities and Exchange Commission at http://www.sec.gov.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT AUDITORS
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board of Directors.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
                   -----------------------------------

     By (Signature and Title) /s/ David W. Tice
                              ------------------------
                              David W. Tice, President

     Date   May 28, 2004
           -------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F36> /s/ David W. Tice
                               --------------------------
                                David W. Tice, President

     Date   May 28, 2004
          -----------------------------------------------

     By (Signature and Title)*<F36> /s/ David W. Tice
                               --------------------------
                               David W. Tice, Treasurer

     Date   May 28, 2004
          -----------------------------------------------

*<F36> Print the name and title of each signing officer under his or her signature.